As filed with the Securities and Exchange	Registration No. 333-167182
Commission on April 30, 2025	Registration No. 811-02512

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No. _____	[ ]
Post-Effective Amendment No. 23	[X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

VARIABLE ANNUITY ACCT B OF VOYA RETIREMENT INSURANCE & ANNUITY Co
(Exact Name of Registrant)

Voya Retirement Insurance and Annuity Company
(Name of Depositor)

One Orange Way
Windsor, Connecticut 06095-4774
(Address of Depositor’s Principal Executive Offices) (Zip Code)

(781) 796-9402 (Depositor’s Telephone Number, including Area Code)

Ian MacleodSecurity Life Of Denver Insurance Company
As Administrator for Voya Retirement Insurance and Annuity Company
One Orange Way,  Windsor, Connecticut 06095-4774
(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

immediately upon filing pursuant to paragraph (b) of Rule 485
X	on May 1, 2025, pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a)(1)
on _______, pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A
INFORMATION REQUIRED IN A PROSPECTUS

VOYA express RETIREMENT VARIABLE ANNUITY
A SINGLE PREMIUM DEFERRED INDIVIDUAL VARIABLE ANNUITY CONTRACT
issued by
Voya Retirement Insurance and Annuity Company
and its
Variable Annuity Account B

This prospectus describes a single class of contracts, which is a single premium deferred individual variable annuity contract (the “Contract” or the “Contracts”) issued by Voya Retirement Insurance and Annuity Company (“VRIAC,” the “Company,” “we,” “us” and “our”) through its Variable Annuity Account B (the “Separate Account”). It is issued to you, the Contract Holder, to be used to rollover your interest in the employer sponsored retirement plan group variable annuity with a Similar Minimum Guaranteed Withdrawal Benefit (the “Group Contract”) into either a traditional Individual Retirement Annuity (“IRA”) under Tax Code Section 408(b) of the Internal Revenue Code of 1986, as amended (the “Tax Code”) or as a Roth IRA under Tax Code Section 408A.

Before you participate in the Contract through your retirement plan, you should read this prospectus. It provides facts about the Contract and its investment options. The Funds available to you may vary based on employer and state approval and participants should refer to their plan documents for a list of available Funds. Plan sponsors (generally your employer) should read this prospectus to help determine if the Contract is appropriate for their plan.

_________________________________________________________________________________

If you are a new investor in the Contract,
you may cancel your Contract within 15 days of receiving it without paying fees or penalties.

In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Accumulation Value. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
_________________________________________________________________________________

Additional information about certain investment products, including variable annuities, has been prepared by the U.S. Securities and Exchange Commission’s staff and is available at www.investor.gov.

Neither the U.S. Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

We do not intend for this prospectus to be an offer to sell or a solicitation of an offer to buy these securities in any state that does not permit their sale. We have not authorized anyone to provide you with information that is different from that contained in this prospectus.

Contract Prospectus Dated May 1, 2025

TABLE OF CONTENTS

GLOSSARY OF TERMS USED IN THIS PROSPECTUS
KEY INFORMATION
OVERVIEW OF THE CONTRACT
FEE TABLE
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
THE COMPANY
VARIABLE ANNUITY ACCOUNT B
THE INVESTMENT OPTIONS
CHARGES AND FEES
THE CONTRACT
MINIMUM GUARANTEED WITHDRAWAL BENEFIT
BENEFITS AVAILABLE UNDER THE CONTRACT
DEATH BENEFIT
ANNUITY PLANS AND ANNUITY PAYMENTS
CONTRACT PURCHASE AND PARTICIPATION
SURRENDER AND WITHDRAWALS
FEDERAL TAX CONSIDERATIONS
OTHER TOPICS
APPENDIX A:  FUNDS AVAILABLE UNDER THE CONTRACT
APPENDIX B:  MGWB OPTION DATA TABLE
HOW TO GET MORE INFORMATION

GLOSSARY OF TERMS USED IN THIS PROSPECTUS
The following are some of the important terms used throughout this prospectus that have special meaning. There are other capitalized terms that are explained or defined in other parts of this prospectus.

Accumulation Value: The sum of the value of your investment in each available Subaccount.

Annuitant: The individual upon whose life the Minimum Guaranteed Withdrawal Benefits, Death Benefit and Annuity Payments are based.

Annuity Commencement Date: The date on which Annuity Payments commence.

Annuity Payments: Periodic Annuity Plan payments made by us to you or, subject to our consent, to a payee designated by you.

Annuity Plan:  An option elected by you, or the contractually designated default option if none is elected, that determines the frequency, duration, and amount of Annuity Payments.

Beneficiary:  The individual or entity you select to receive the Death Benefit.

Business Day:  Any day that the New York Stock Exchange (“NYSE”) is open for trading, exclusive of federal holidays, or any day the SEC requires that mutual funds be valued.

Cash Surrender Value:  The amount you receive upon Surrender of the Contract, which equals the Accumulation Value minus any applicable charges.

Contract Anniversary:  The same day and month each year as the Contract Date.  If the Contract Date is February 29th, in non-leap years, the Contract Anniversary shall be March 1st.

Contract Date:  The date on which the Contract is issued.

Contract Year:  The period beginning on a Contract Anniversary (or, in the first Contract Year only, beginning on the Contract Date) and ending on the day preceding the next Contract Anniversary.

Customer Service:  The location from which we service the Contracts. The mailing address and telephone number of Customer Service is, PO BOX 981331, Boston, MA 02298-1331, 1-855-720-0409.

Death Benefit:  The amount payable to the Beneficiary upon death of the Annuitant (1) prior to the Annuity Commencement Date and before the Contract enters Lifetime Automatic Periodic Benefit Status, or (2) while the Table 2 Annuity Plan is in effect and before the Contract enters Lifetime Automatic Periodic Benefit Status.

Excess Transfer: If more than one Subaccount is available for investment at any one time, any transfer between available Subaccounts after 12 transfers have occurred within any Contract Year.

Excess Transfer Charge: The charge we may access on each Excess Transfer.

Excess Withdrawal:  Any Withdrawal taken before commencement of the Lifetime Withdrawal Phase or any Withdrawal in a Contract Year on or after the Lifetime Withdrawal Phase has begun that exceeds the then current Maximum Annual Withdrawal (MAW).

Fund:  The mutual fund in which a Subaccount invests.

General Account:  An account that holds the assets that support our general insurance, annuity, and corporate obligations.  All guarantees and benefits provided under the Contract that are not related to the Separate Account are subject to the claims of our creditors and the claims paying ability of the Company and our General Account.

Good Order:  Generally, a request is considered to be in “Good Order” when it is signed, dated, and made with such clarity and completeness that we are not required to exercise any discretion in carrying it out. We can only act upon written requests that are received in Good Order.

Joint and Survivor MGWB: The Minimum Guaranteed Withdrawal Benefit payable for the life of the Annuitant and the life of the Annuitant’s spouse (as defined under federal law).

Lifetime Automatic Periodic Benefit Status:  A period during which we will pay you MGWB Periodic Payments.

Lifetime Withdrawal Eligibility Age:  Age 62.  The age of the Annuitant on or after which you may begin the Lifetime Withdrawal Phase.

Lifetime Withdrawal Phase:  The period under the Minimum Guaranteed Withdrawal Benefit during which the Maximum Annual Withdrawal is calculated and available for Withdrawal.  The Lifetime Withdrawal Phase begins on the date of the first Withdrawal on or after the date the Annuitant reaches age 62, the Lifetime Withdrawal Eligibility Age.

Maximum Annual Withdrawal or “MAW”:  Based on the Annuitant’s age, the maximum amount available for Withdrawal from the Contract under the Minimum Guaranteed Withdrawal Benefit in any Contract Year without reducing the MGWB Base in future Contract Years.

MGWB Base: The factor that is used to calculate the MAW and the charge for the Minimum Guaranteed Withdrawal Benefit.  The MGWB Base on the Contract Date will equal the Annuitant’s MGWB Base under the Group Contract that is rolled over into the Contract.  The MGWB Base has no cash value.

MGWB Charge:  The charge deducted from the Accumulation Value for the MGWB.

MGWB Periodic Payments: The payments that occur after the Contract enters the Lifetime Automatic Periodic Benefit Status.

Minimum Guaranteed Withdrawal Benefit or MGWB: The benefit available after the Annuitant reaches the Lifetime Withdrawal Eligibility Age that guarantees that the Annuitant (and the Annuitant’s spouse if a joint and Survivor MGWB has been elected) will have a pre-determined amount, the MAW, available for Withdrawals from the Contract each Contract Year, even if the Accumulation Value is reduced to zero (other than by Excess Withdrawal or Surrender).

Net Return Factor:  The value that reflects: (1) the investment experience of a Fund in which a Subaccount invests; and (2) the charges assessed against that Subaccount during a Valuation Period.

Notice to You:  Written notification mailed to your last known address.  A different means of notification may also be used if you and we mutually agree.  When action is required by you, the time frame and manner for response will be specified in the notice.

Owner:  The individual (or entity) that is entitled to exercise the rights incident to ownership.  The terms “you” or “your,” when used in this prospectus, refer to the Owner.

Premium:  The single payment made by you to us to put the Contract into effect.

Proof of Death: The documentation we deem necessary to establish death, including, but not limited to: (1) a certified copy of a death certificate; (2) a certified copy of a statement of death from the attending physician; (3) a finding of a court of competent jurisdiction as to the cause of death; or (4) any other proof we deem in our discretion to be satisfactory to us.

Ratchet:  An increase to the MGWB Base equal to the amount by which the Accumulation Value on the applicable Ratchet Date is greater than the MGWB Base on such Ratchet Date.

Ratchet Date: The applicable date on which the Ratchet is to occur.

Right to Examine Period:  The period of time during which you have the right to return the Contract for any reason, or no reason at all, and receive the amount described in the Right to Examine and Return the Contract section of this prospectus.  Exercise of the Right to Examine will result in termination of the Contract, including the MGWB.

Separate Account:  Variable Annuity Account B.  The Separate Account is a segregated asset account that supports variable annuity contracts.  The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”), as amended, and it also meets the definition of “Separate Account” under the federal securities laws.

Specially Designated Subaccount:  A Subaccount that is used as a “holding” account or for administrative purposes.  The Specially Designated Subaccount is designated by us and is currently the Voya Government Money Market Portfolio.

Subaccount:  A division of the Separate Account that invests in a Fund.

Valuation Period:  The time from the close of regular trading on the NYSE on one Business Day to the close of regular trading on the next succeeding Business Day.

Withdrawal: A transaction in which only a portion of the Cash Surrender Value is taken from the Contract.

KEY INFORMATION

Important Information You Should Consider About the Contract

FEES AND EXPENSES
Charges for Early Withdrawals	We do not impose a charge for early withdrawals from the Contract.
Transaction Charges
An Investor may be charged for transferring or reallocating an Accumulation Value among the investment options if more than one investment option is available.

See “FEE TABLE - Transaction Expenses” and “CHARGES AND FEES - Transaction Fees.”

Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

	Annual Fee	Minimum	Maximum
	Base Contract Expenses	3.50%[1], 2	3.50%[1,2]
	Investment Option (Portfolio Company fees and expenses)	0.48%[3]	0.48%[3]

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year based on current charges. This estimate assumes that you do not take withdrawals from the Contract.

	Lowest Annual Cost Estimate: $458	Highest Annual Cost Estimate: $458
	Assumes: • Investment of $100,000; • 5% annual appreciation; • No optional benefits; • No sales charges; and • No additional Purchase Payments, transfers, or withdrawals.	Assumes: • Investment of $100,000; • 5% annual appreciation; • No sales charges; and • No additional Purchase Payments, transfers, or withdrawals.
See “FEE TABLE - Examples” and “CHARGES AND FES - Periodic Fees and Charges.”

1 As a percentage of Accumulation Value.
2 The base contract expenses include (1) the mortality and expense risk charge of 1.50%, which compensates us for the mortality and expense risks we assume under the Contract, including those risks associated with our promise to make lifetime Income Phase payments; (2) the maximum annual maintenance fee of $80 may be assessed to cover a portion of our ongoing administrative expenses; and (3) a MGWB charge of 2.00% which is calculated and accrued each Business Day but deducted quarterly from the Accumulation Value in each Subaccount. The current charge may be less than the maximum amount shown. See “CHARGES AND FEES - Periodic Fees and Charges.”
3 These expenses, which include management fees, distribution (12b-1) and/or service fees and other expenses, do not take into account any fee waiver or expense reimbursement arrangements that may apply. These expenses are for the year ended December 31, 2024, and will vary from year to year.

RISKS
Risk of Loss	An Investor can lose money by investing in the Contract. See “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT.”
Not a Short-Term Investment
The Contract is not meant to be used to meet short-term financial goals and you should roll over your interest in the Group Contract only if the Contract’s MGWB, and other features and benefits are suitable for you. Do not roll over your interest in the Group Contract if you do not need the retirement income for life offered by the MGWB. When considering an investment in the Contract, you should consult with your investment professional about your financial goals, investment time horizon and risk tolerance.

See “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT.”

Risks Associated with Investment Options
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract. Each investment option will have its own unique risks, and you should review these investment options before making an investment decision.

See “THE INVESTMENT OPTIONS - The Variable Investment Options” and APPENDIX A.

Insurance Company Risks
An investment in the Contract is subject to the risks related to VRIAC, including that any obligations, guarantees or benefits are subject to the financial strength and claims paying ability of VRIAC. More information about VRIAC, including its financial strength and claims paying ability, is available upon request, by contacting Customer Service at 1-855-720-0409.

See “THE CONTRACT - The General Account.”

RESTRICTIONS
Investments
• Some Subaccounts may not be available through certain Contracts, your plan or in some states. See your Contract or certificate for any state specific variations;
• While there is only one Subaccount currently available after the Right to Examine Period, we reserve the right to add additional Subaccounts in the future.
• The Company reserves the right to combine two or more Subaccounts, close Subaccounts or substitute a new Fund for a Fund in which a Subaccount currently invests; and
• The Contract is not designed to serve as a vehicle for frequent transfers. We actively monitor Fund transfer and reallocation activity to identify violations of our Excessive Trading Policy. Electronic trading privileges will be suspended if the Company determines, in its sole discretion, that our Excessive Trading Policy has been violated.

See “THE INVESTMENT OPTIONS - Right to Change the Separate Account and Subaccount Transfers.”

Optional Benefits	We may discontinue or restrict the availability of an optional benefit. See “DEATH BENEFIT.”
TAXES
Tax Implications
• You should consult with a tax and/or legal adviser to determine the tax implications of an investment in, and distributions received under, the Contract;
• There is no additional tax benefit to the Investor if the Contract is purchased through a tax-qualified plan or individual retirement account (“IRA”); and
• Withdrawals (including MGWB withdrawals) will be subject to ordinary income tax and may be subject to tax penalties.

See “FEDERAL TAX CONSIDERATIONS.”

CONFLICTS OF INTEREST
Investment Professional Compensation
We may pay the broker-dealer for selling the Contract to you. Your broker-dealer also may have certain revenue sharing arrangements or pay its personnel more for selling the Contract than for selling other annuity contracts.

See “OTHER TOPICS - Contract Distribution.”

Exchanges
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should exchange your Contract only if you determine, after comparing the features, fees, and risks of the Contract, that it is preferable for you to purchase the new contract rather than continue to own the existing Contract.

See “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT.”

OVERVIEW OF THE CONTRACT
This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this prospectus, the related Statement of Additional Information (“SAI”), the Contract and the summary or full prospectuses for the Funds being considered. We urge you to read the entire prospectus as it describes all material features and benefits of the Contract and your rights and limitations thereunder. Certain features and benefits may vary depending on the state in which your Contract is issued.

Purpose

The Contract described in this prospectus is a single premium deferred individual variable annuity contract with a Minimum Guaranteed Withdrawal Benefit. The Contract was issued to you to be used to rollover over your interest in the employer sponsored retirement plan group variable annuity with a similar minimum guaranteed withdrawal benefit (the “Group Contract”) into either a traditional Individual Retirement Annuity (“IRA”) under Tax Code Section 408(b) of the Internal Revenue Code of 1986, as amended (the “Tax Code or as a Roth IRA under Tax Code Section 408A.

The Contract was designed for Investors who intend to accumulate funds for retirement purposes, and thus is best suited for those with a long investment horizon. The Contract should not be viewed as a highly liquid investment. In that regard, early withdrawals may be restricted by the Tax Code or your plan and may expose you to early withdrawal charges (we do not impose a charge for early withdrawals) or tax penalties. The value of deferred taxation on earnings grows with the amount of time your money is left in the Contract. For these reasons, you should not participate in this Contract if you are looking for a short-term investment.

Phases of Contract

The Contract has two phases:  An Accumulation Phase and an Income Phase.

During the Accumulation Phase, your Contract’s value, which we refer to as the Accumulation Value can increase or decrease, based upon the performance of the underlying investment option(s) to which your Accumulation Value is allocated. Currently, unless otherwise required by state law, your Premium is allocated to the Voya Government Money Market Portfolio during the Right to Examine Period and then automatically reallocated to the Voya Target In-Retirement Fund (Class I). Different investment options may be available in the future.

Because earnings under the Contract are tax-deferred, you do not pay taxes on the earnings until the money is paid to you because of a Withdrawal (including Withdrawals under the MGWB), Annuity Payments or Surrender. Special rules apply to taxation of amounts invested in a Roth IRA.

During the Income Phase, we begin to pay money to you. The Income Phase begins upon election of MAW payments under the MGWB or when you elect to begin receiving Annuity Payments.

The contract includes a minimum guaranteed withdrawal benefit, or MGWB, which generally provides, subject to certain restrictions and limitations, that we will guarantee MAW payments for the lifetime of the Annuitant in the case of a single life MGWB or for the life of the Annuitant and the Annuitant’s spouse in the case of a Joint and Survivor MGWB, even if these withdrawals deplete your Accumulation Value to zero.  It is important to note that Excess Withdrawals will decrease the value of the MGWB and may, if applicable, result in the loss of the MGWB.  This is more likely to occur if such withdrawals are made during periods of negative market activity. For more information about the MGWB, and how withdrawals can affect this benefit, see “Minimum Guaranteed Withdrawal Benefit.” While you are receiving MAW payments, your Accumulation Value can increase or decrease, based upon the performance of the underlying Fund(s) in which your Accumulation Value is allocated.

If you elect to begin receiving Annuity Payments instead of MAW payments, we use Accumulation Value of your contract to determine the amount of income you receive.  Depending on the Annuity Plan you choose, you can receive payouts for life or for a specific period of time.  You select the date the payouts start, which we refer to as the Annuity Commencement Date, and how often you receive them. See “Annuity Plans and Annuity Payments” for more information about Annuity Payments and Annuity Plans available to you.

The Variable Investment Options

The Contract currently offers one investment option after the Right to Examine Period. This option is a Subaccount of Variable Annuity Account B (the “Separate Account”), which invests in the Voya Target In-Retirement Fund (Class I). Unless required otherwise by state law, Premium will be allocated to the Subaccount that invests in the Voya Government Money Market Portfolio during the Right to Examine Period. Earnings on amounts invested in a Subaccount will vary depending upon the performance and fees of the corresponding underlying Fund. You do not invest directly in or hold shares of the Funds. Additional information about each underlying Fund is set forth in the section of this prospectus called “APPENDIX A:  FUNDS AVAILABLE UNDER THE CONTRACT.”

There is no guarantee that your Accumulation Value will increase. Depending upon the investment experience of each Fund in which a Subaccount invests, your Accumulation Value may increase or decrease daily. You bear the investment risk for the Funds in which the Subaccounts invest; you will benefit from favorable investment experience but also bear the risk of poor investment performance.

Right to Examine Period

You may return the Contract within 15 days of its receipt (or longer as required by state law). If so returned, unless otherwise required by law in the state in which the Contract was issued, we will promptly pay you the Accumulation Value plus any charges that we may have deducted. Where applicable, this amount may be more or less than the Premium paid, depending on the investment results of the Subaccount.

Contract Features

Death Benefit. Your Beneficiary may receive a death benefit in the event of your death during both the Accumulation and Income Phases (described above). The availability of a death benefit during the Income Phase depends upon the Income Phase annuity payment option selected. See “DEATH BENEFIT.”

Regular Withdrawals. You may take a regular withdrawal after your right to return the Contract has expired. See “SURRENDER AND WITHDRAWALS.”

Systematic Withdrawal. You can choose to receive automatic systematic withdrawal payments from the Accumulation Value, provided you are not making IRA withdrawals. See “SURRENDER AND WITHDRAWALS.”

Taxation. Taxes will generally be due when you receive a distribution. Tax penalties may apply in some circumstances. See “FEDERAL TAX CONSIDERATIONS.”

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you paid at the time you purchased the Contract and will pay at the time you surrender or make withdrawals from the Contract or transfer Accumulation Value between investment options. State premium taxes may also be deducted.

Transaction Expenses

Excessive Transfer Charge4$50.00

Premium Tax50.00% to 3.5%

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Fund fees and expenses).

Annual Contract Expenses

Annual Maintenance Fee[6]	$80.00

MGWB Charge[7] (as a percentage of the MGWB Base)	2.00%

Base Contract Expenses[8] (as a percentage of Accumulation Value)	3.50%

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. A complete list of the Funds available under the Contract, including their annual expenses, may be found in APPENDIX A of this prospectus.

Annual Fund Expenses

Total Annual Fund Operating Expense	Minimum	Maximum
Expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses (as of December 31, 2024).	0.48%	0.48%

[4]
This charge is assessed on each transfer between Subaccounts after 12 during a Contract Year (which we refer to as an Excess Transfer). Because only on Subaccount is currently available after the right to Examine Period this charge is currently not applicable.

[5]
We reserve the right to deduct a charge for premium taxes from your Account Value or from payments to the Account at any time, but not before there is a tax liability under state law. See “CHARGES AND FEES ‒ Premium Tax.”

6 The current charge may be less than the maximum amount shown.
7 This charge is for the MGWB and is calculated and accrued each Business Day but deducted quarterly from the Accumulation Value in each subaccount. The current charge may be less than the maximum amount shown.
8 The mortality and expense risk charge, included in the base contract expenses, compensates us for the mortality and expense risks we assume under the Contract, including those risks associated with our promise to make lifetime Income Phase payments. See “CHARGES AND FEES - Periodic Fees and Charges.”

See “CHARGES AND FEES – Fund Fees and Expenses” for additional information about the fees and expenses of the Funds, including information about the revenue we may receive from each of the Funds or the Funds’ affiliates.

Examples

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses and annual Fund expenses.

The following examples assume that you invest $100,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume the most expensive combination of annual Fund expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example A: If you Surrender or annuitize your contract at the end of the applicable time period	1 Year	3 Years	5 Years	10 Years
	$491	$1,540	$2,686	$6,037
Example B: If you do not surrender your Contract	1 Year	3 Years	5 Years	10 Years
	$491	$1,540	$2,686	$6,037

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

The decision to participate or invest in the Contract should be discussed with your financial representative. Make sure that you understand the risks you will face when you consider an investment in the Contract.

There are risks associated with investing in the Contract.

•
Investment Risk - You bear the risk of any decline in the Accumulation Value caused by the performance of the underlying Funds held by the Subaccounts. Those Funds could decline in value very significantly, and there is a risk of loss of your entire amount invested. The risk of loss varies with each underlying Fund. The investment risks are described in the prospectuses for the underlying Funds;

•
Insurance Company Insolvency - It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore become unable to provide all of the guarantees and benefits that exceed the assets in the Separate Account that we have promised;

•	Tax Consequences - The value of deferred taxation on earnings grows with the amount of time funds are left in the Contract.
•	Short-Term Investment - You should not participate in this Contract if you are looking for a short-term investment or expect to need to make withdrawals before you are age 59½; and
•
Cyber Security and Certain Business Continuity Risks - Our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data and breaches of regulation may lead to a materially adverse effect on our results of operations and corporate reputation. In addition, we must commit significant resources to maintain and enhance our existing systems in order to keep pace with applicable regulatory requirements, industry standards and customer preferences. If we fail to maintain secure and well-functioning information systems, we may not be able to rely on information for product pricing, compliance obligations, risk management and underwriting decisions. In addition, we cannot assure Investors or consumers that interruptions, failures or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. The occurrence of any of these events may have a materially adverse effect on our businesses, results of operations and financial condition.

THE COMPANY

The Company issues the Contracts described in this prospectus and is responsible for providing each Contract’s insurance and annuity benefits. All guarantees and benefits provided under the Contracts that are not related to the Separate Account are subject to the claims paying ability of the Company and our General Account. We are a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976. Prior to January 1, 2002, the Company was known as Aetna Life Insurance and Annuity Company. From January 1, 2002, until August 31, 2014, the Company was known as ING Life Insurance and Annuity Company.

We are an indirect, wholly owned subsidiary of Voya Financial, Inc. (“Voya”), which until April 7, 2014, was known as ING U.S., Inc. In May 2013, the common stock of Voya began trading on the New York Stock Exchange (“NYSE”) under the symbol “VOYA.”

We are engaged in the business of issuing insurance and annuities and providing financial services in the United States. We are authorized to conduct business in all states, the District of Columbia, Guam, Puerto Rico, and the Virgin Islands. Our principal executive offices are located at:

One Orange Way
Windsor, CT 06095-4774

Product Regulation. Our annuity, retirement and investment products are subject to a complex and extensive array of state and federal tax, securities, insurance and employee benefit plan laws and regulations, which are administered and enforced by a number of different governmental and self-regulatory authorities, including state insurance regulators, state securities administrators, state banking authorities, the SEC, the Financial Industry Regulatory Authority (“FINRA”), the Department of Labor, the Internal Revenue Service (“IRS”) and the Office of the Comptroller of the Currency. For example, U.S. federal income tax law imposes requirements relating to insurance and annuity product design, administration and investments that are conditions for beneficial tax treatment of such products under the Tax Code. See “FEDERAL TAX CONSIDERATIONS” for further discussion of some of these requirements. Additionally, state and federal securities and insurance laws impose requirements relating to insurance and annuity product design, offering and distribution and administration. Failure to administer product features in accordance with contract provisions or applicable law, or to meet any of these complex tax, securities, or insurance requirements could subject us to administrative penalties imposed by a particular governmental or self-regulatory authority, unanticipated costs associated with remedying such failure or other claims, harm to our reputation, interruption of our operations or adversely impact profitability.

VARIABLE ANNUITY ACCOUNT B

We established Variable Annuity Account B (the “separate account”) under Connecticut Law in 1976 as a continuation of the separate account established in 1974 under Arkansas law of Aetna Variable Annuity Life Insurance Company. The separate account was established as a segregated asset account to fund variable annuity contracts. The separate account is registered as a unit investment trust under the 1940 Act. It also meets the definition of “separate account” under the federal securities laws.

Although we hold title to the assets of the Separate Account, such assets are not chargeable with the liabilities of any other business that we conduct. Income gains or losses, whether or not realized, of the Separate Account are credited to or charged against the assets of the Separate Account without regard to other income, gains or losses of the Company. All obligations arising under the Contracts are obligations of the Company. All guarantees and benefits provided under the Contract that are not related to the Separate Account, including payment of the MGWB Periodic Payments are subject to the claims of our creditors and the financial strength and claims paying ability of the Company and our General Account.

Information regarding each underlying Fund, including:  (1) its name; (2) its investment adviser and any subadviser; (3) current expenses; and (4) performance is available in APPENDIX A to this prospectus. Each Fund has issued a prospectus that contains more detailed information about the Fund. You may obtain paper or electronic copies of those prospectuses by contacting Customer Service at 1-855-720-0409.

THE INVESTMENT OPTIONS

The Contract currently offers one Variable Investment Option. We allocated initial Purchase Payments to the investment options you selected. Generally, you specified this information on your enrollment materials. After your enrollment, changes to allocations for future Purchase Payments or the transfer of existing balances among investment options may be requested by contacting Customer Service at 1-855-720-0409, electronically at www.voyaretirementplans.com or through such other means as may be available under our administrative procedures in effect from time to time. Allocations must be in whole percentages, and there are currently no limitations on the number of investment options that can be selected.

We may add, withdraw, or substitute investment options subject to the conditions in the Contract and in compliance with regulatory requirements.

The Variable Investment Options

These options are Subaccounts of the Separate Account. Each Subaccount invests directly in shares of a corresponding mutual Fund, and earnings on amounts invested in a Subaccount will vary depending upon the performance and fees of its underlying Fund. You do not invest directly in or hold shares of the Funds.

Certain information about the Funds available through the Subaccounts of the Separate Account appears in APPENDIX A to this prospectus. Please also refer to the Fund prospectuses for additional information and read them carefully. Fund prospectuses may be obtained, free of charge by contacting Customer Service, by accessing the SEC’s website or by contacting the SEC Public Reference Branch. More detailed information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://vpx.broadridge.com/getcontract1.asp?dtype=isp&cid=voyavpx&fid=92912K117. You can request this information as well as a paper copy at no cost by calling Customer Service at 1-855-720-0409 or by sending an email request to ProspectusRequests@voya.com.

There is no guarantee that your Account Value will increase. Depending upon the investment experience of each Fund in which a Subaccount invests, your Account Value may increase or decrease daily. You bear the investment risk for the Funds in which the subaccounts invest, you will benefit from favorable investment experience but also bear the risk of poor investment performance.

Selection of Underlying Funds

The underlying Funds available through the Contracts described in this prospectus are determined by the Company. The Funds available to you are also found online at https://vpx.broadridge.com/getcontract1.asp?dtype=isp&cid=voyavpx&fid=92912K117, by calling Customer Service at 1-855-720-0409 or by sending an email request to ProspectusRequests@voya.com. When determining which underlying Funds to make available, we may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of an underlying Fund with our hedging strategy, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying Fund or its service providers (e.g., the investment adviser or subadvisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for sales of the Contracts. We review the Funds periodically and may, subject to certain limits or restrictions, remove a Fund or limit its availability to new investment if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations under the Contracts. We have included certain of the Funds at least in part because they are managed or subadvised by our affiliates.

We do not recommend or endorse any particular Fund, and we do not provide investment advice.

Fund of Funds

The  Voya Target In-Retirement Fund (Class I)is structured as “Fund of Funds.” Funds structured as Fund of Funds may have higher fees and expenses than Funds that invest directly in debt and equity securities because they also incur the fees and expenses of the underlying Funds in which they invest. This Fund is an affiliated Fund, and the underlying Funds in which it invests may be affiliated as well. The Fund prospectuses disclose the aggregate annual operating expenses of each Fund and its corresponding underlying Fund or Funds.

Revenue from the Funds

The Company or its affiliates may receive compensation from each of the Funds or the Funds’ affiliates. This revenue may include:
•	A share of the management fee;
•	Service fees;
•	For certain share classes, 12b-1 fees; and
•	Additional payments (sometimes referred to as revenue sharing).

12b-1 fees are used to compensate the Company and its affiliates for distribution related activity. Service fees and additional payments (sometimes collectively referred to as subaccounting fees) help compensate the Company and its affiliates for administrative, recordkeeping or other services that we provide to the Funds or the Funds’ affiliates, such as:
•	Communicating with customers about their Fund holdings;
•	Maintaining customer financial records;
•	Processing changes in customer accounts and trade orders (e.g., purchase and redemption requests);
•	Recordkeeping for customers, including Subaccounting services;
•	Answering customer inquiries about account status and purchase and redemption procedures;
•	Providing account balances, account statements, tax documents and confirmations of transactions in a customer’s account;
•	Transmitting proxy statements, annual and semi-annual reports, Fund prospectuses and other Fund communications to customers; and
•	Receiving, tabulating, and transmitting proxies executed by customers.

The management fee, service fees and 12b-1 fees are deducted from Fund assets. Any such fees deducted from Fund assets are disclosed in the Fund prospectuses. Additional payments, which are not deducted from Fund assets and may be paid out of the legitimate profits of Fund advisers and/or other Fund affiliates, do not increase, directly or indirectly, Fund fees and expenses, and we may use these additional payments to finance distribution.

The amount of revenue the Company may receive from each of the Funds or from the Funds’ affiliates may be substantial, although the amount and types of revenue vary with respect to each of the Funds offered through the Contract. This revenue is one of several factors we consider when determining Contract fees and charges and whether to offer a Fund through our contracts. Fund revenue is important to the Company’s profitability, and it is generally more profitable for us to offer affiliated Funds than to offer unaffiliated Funds.

Assets allocated to affiliated Funds, meaning Funds managed by Voya Investments, LLC, or another Company affiliate, generate the largest dollar amount of revenue for the Company. Affiliated Funds may also be subadvised by a Company affiliate or an unaffiliated third party. Assets allocated to unaffiliated Funds, meaning Funds managed by an unaffiliated third party, generate lesser, but still substantial dollar amounts of revenue for the Company. The Company expects to earn a profit from this revenue to the extent it exceeds the Company’s expenses, including the payment of sales compensation to our distributors.

Revenue Received from Affiliated Funds. The revenue received by the Company from affiliated Funds may be based either on an annual percentage of average net assets held in the Fund by the Company or a share of the Fund’s management fee.
In the case of affiliated Funds subadvised by unaffiliated third parties, any sharing of the management fee between the Company and the affiliated investment adviser is based on the amount of such fee remaining after the subadvisory fee has been paid to the unaffiliated subadviser. Because subadvisory fees vary by subadviser, varying amounts of revenue are retained by the affiliated investment adviser and ultimately shared with the Company. The sharing of the management fee between the Company and the affiliated investment adviser does not increase, directly or indirectly, Fund fees and expenses. The Company may also receive additional compensation in the form of intercompany payments from an affiliated Fund’s investment adviser or the investment adviser’s parent in order to allocate revenue and profits across the organization. The intercompany payments and other revenue received from affiliated Funds provide the Company with a financial incentive to offer affiliated Funds through the Contract rather than unaffiliated Funds.

Additionally, in the case of affiliated Funds subadvised by third parties, no direct payments are made to the Company or the affiliated investment adviser by the subadvisers. However, subadvisers may provide reimbursement for employees of the Company or its affiliates to attend business meetings or training conferences.

Voting Rights

Each of the Subaccounts holds shares in a Fund and each is entitled to vote at regular and special meetings of that Fund. Under our current view of applicable law, we will vote the shares for each Subaccount as instructed by persons having a voting interest in the Subaccount. If, however, we determine that we are permitted to vote the shares in our own right, we may do so.

We will vote shares for which instructions have not been received in the same proportion as those for which we received instructions. Accordingly, it is possible for a small number of persons (assuming there is a quorum) to determine the outcome of a vote.

Each person who has a voting interest in the Separate Account will receive periodic reports relating to the Funds in which he or she has an interest, as well as any proxy materials and a form on which to give voting instructions. Voting instructions will be solicited by a written communication at least 14 days before the meeting.

The number of votes, whole and fractional, any person is entitled to direct will be determined as of the record date set by any Fund in which that person invests through the Subaccounts. Additionally:
•	During the Accumulation Phase, the number of votes is equal to the portion of your Account Value invested in the Fund, divided by the Net Asset Value of one share of that Fund; and
•	During the Income Phase, the number of votes is equal to the portion of reserves set aside for the Contract’s share of the Fund, divided by the Net Asset Value of one share of that Fund.

We may restrict or eliminate any voting rights of persons who have voting rights as to the Separate Account.

Right to Change the Separate Account

We do not guarantee that each Fund will always be available for investment through the Contract. Subject to state and federal law and the rules and regulations thereunder, we may, from time to time, make any of the following changes to the Separate Account with respect to the single class of Contracts:
•	Offer additional Subaccounts that will invest in new Funds or Fund classes we find appropriate for contracts we issue;
•	Combine two or more Subaccounts;
•	Close Subaccounts. We will provide advance notice by a supplement to this prospectus if we close a Subaccount;
•
Substitute a new Fund for a Fund in which a Subaccount currently invests. In the case of a substitution, the new Fund may have different fees and charges than the Fund it replaced. A substitution may become necessary if, in our judgment:

>	A Fund no longer suits the purposes of your Contract;
>	There is a change in laws or regulations;

>	There is a change in the Fund’s investment objectives or restrictions;
>	The Fund is no longer available for investment; or
>	Another reason we deem a substitution is appropriate.
•	Stop selling the Contract;
•	Limit or eliminate any voting rights for the Separate Account; or
•	Make any changes required by the 1940 Act or its rules or regulations.

We will not make a change until the change is disclosed in an effective prospectus or prospectus supplement, authorized, if necessary, by an order from the SEC and approved, if necessary, by the appropriate state insurance department(s) and/or shareholders.

We will provide you with written notice before we make any of these changes to the Subaccounts and/or Variable Annuity Account B that affect the Contracts.

Subaccount Transfers

Because there is only one Subaccount currently available after the Right to Examine Period, Subaccount transfers are not available. If in the future more than one Subaccount is available, you may transfer your Accumulation Value among the available Subaccounts, and we reserve the right to assess an Excess Transfer Charge for more than 12 transfers in a Contract Year. We also reserve the right to limit the number of transfers you may make and may otherwise modify or terminate transfer privileges if required by our business judgment or in accordance with applicable law.

CHARGES AND FEES

We deduct the following fees and expenses to compensate us for our costs, the services we provide, and the risks we assume under the Contracts. We incur costs for distributing and administering the Contracts, including compensation and expenses paid in connection with sales of the Contracts, for paying the benefits payable under the Contracts and for bearing various risks associated with the Contracts. Fees and expenses expressed as a percentage are rounded to the nearest hundredth of one percent. We expect to profit from the charges and may use the profits to finance the distribution of contracts. All current charges under the Contract will be determined and applied in a non-discriminatory manner.

You will pay certain fees and charges while you own the Contract, and these fees and charges will be deducted from your Accumulation Value. The amount of the fees and charges depend on your Accumulation Value (for the Mortality and Expense Risk Charge), your MGWB Base (for the MGWB Charge) and each underlying Fund’s fees and charges.

The following repeats and adds to information provided in the “FEE TABLE” section. Please review both this section and the “FEE TABLE” section for information on fees.

Transaction Fees

Excess Transfer Charge

Currently, only one investment option is available after the Right to Examine Period so an Excess Transfer charge cannot be incurred. If, however, additional investment options are available in the future, there is a maximum $50 charge for each transfer exceeding 12 during a Contract Year (which we refer to as an Excess Transfer).

MGWB Charge

The maximum annual MGWB Charge is 2.00 % of the MGWB Base. The current charge may be less than this maximum amount, and the charge applicable to you will be set forth in your Contract. You may contact Customer Service for information about the current MGWB Charge. The MGWB charge is equal to the MGWB Base on the previous Business Day multiplied by the MGWB Charge and the sum of the daily accruals is deducted proportionally from the Accumulation Value in each Subaccount on each quarterly Contract Anniversary. This charge compensates us for the risk that the assumptions used in designing the MGWB prove inaccurate.

The charge for the MGWB will continue to be assessed until the Accumulation Value is reduced to zero, or until the MGWB is terminated. Deduction of the MGWB Charge will not result in termination of the Contract. The MGWB charge will be prorated in the event that:
•	The Contract (and therefore the MGWB) is terminated by Surrender.
•	The Accumulation Value is applied to an Annuity Plan described in Table 1.
•	The MGWB is terminated upon an impermissible ownership change.

Also, the MGWB will terminate upon the death of the Annuitant in the case of a single life MGWB or the lives of the Annuitant and the Annuitant’s spouse in the case of a Joint and Survivor MGWB (subject to the surviving spouse’s option to continue the Contract). Upon Proof of Death, any charges which are due but unpaid for any period the MGWB was active and in force prior to the date of death will be deducted, or any charges that have been deducted for any period of time after the date of death will be refunded.

Periodic Fees and Charges

Annual Maintenance Fee

The maximum annual administrative charge of $80 may be assessed to cover a portion of our ongoing administrative expenses. The current charge may be less than this maximum amount, and the charge applicable to you will be set forth in your Contract. You may contact Customer Service for information about the current annual administrative charge. The charge is deducted from the Accumulation Value in each Subaccount (1) on each Contract Anniversary prior to the Annuity Commencement Date, (2) on the Annuity Commencement Date, (3) on each Contract Anniversary following the Annuity Commencement Date if you elect the Payments for Life with Surrender Right and Death Benefit Annuity Plan, and (4) at Surrender.  We currently do not impose this charge and we guarantee not to impose this charge if at the time of deduction, the Accumulation Value is at least $100,000 or the Premium received was at least $100,000.

Mortality and Expense Risk Charge

The maximum annual mortality and expense risk charge is 1.50% of the Accumulation Value. The current charge may be less than this maximum amount, and the charge applicable to you will be set forth in your Contract. You may contact Customer Service for information about the current annual mortality and expense risk charge. The charge is deducted from the Accumulation Value in each Sub-Account on each Business Day. This charge compensates us for Death Benefit and age risks and the risk that expense charges will not cover actual expenses.  If there are any profits from this charge, we may use them to finance the distribution of the Contracts.

Fund Fees and Expenses

As shown in the prospectuses for the underlying Funds, each underlying Fund deducts management fees from the amounts allocated to it. In addition, each underlying Fund deducts other expenses which may include service fees that may be used to compensate service providers, including the Company and its affiliates, for administrative and Contract Owner services provided on behalf of the Fund. Furthermore, certain underlying Funds may deduct a distribution or 12b-1 fee, which is used to finance any activity that is primarily intended to result in the sale of Fund shares. Fees are deducted from the value of the underlying Fund shares on a daily basis, which in turn affects the value of each Subaccount that purchases Fund shares. For a more complete description of these fees and expenses, review each prospectus for the underlying Fund. You should evaluate the expenses associated with the underlying Fund(s) available through the Contract before making a decision to invest.

Premium and Other Taxes

In certain states, the Premium you pay for the Contract is subject to a premium tax. A premium tax is generally any tax or fee imposed or levied by any state government or political subdivision thereof on your Premium received by us. Currently, the premium tax ranges from zero to 3.5%, depending on your state of residence. We reserve the right to recoup the amount of any premium tax from the Accumulation Value if and when:
•	The premium tax is incurred by us; or
•	The Accumulation Value is applied to an Annuity Plan on the Annuity Commencement Date.

Unless you direct otherwise, a charge for any premium taxes will be deducted proportionally from the Accumulation Value. We reserve the right to change the amount we charge for the premium tax if you change your state of residence. We do not expect to incur any other tax liability attributable to the Contract.

In addition, the Company reserves the right to assess a charge for any federal taxes due against the Separate Account. See “FEDERAL TAX CONSIDERATIONS.”

THE CONTRACT

The Contract is a single premium deferred individual variable annuity with a Minimum Guaranteed Withdrawal Benefit. The Contract will be used as a rollover vehicle for interests in an employer sponsored retirement plan group variable annuity contract, also issued by the Company and which also offers a similar minimum guaranteed withdrawal benefit (hereinafter referred to as the “Group Contract”). As a rollover vehicle, the single premium will equal the individual account value rolled from the retirement plan Group Contract and the Maximum Annual Withdrawal Percentage and the MGWB Base will also be equal to the same amounts in the retirement plan Group Contract. The Contract will be issued as either a traditional Individual Retirement Annuity (“IRA”) or as a Roth IRA, depending on the type of account being rolled into the Contract from the employer sponsored retirement plan Group Contract.

There is no minimum Premium amount, however, the minimum MGWB Base that may be rolled over into the Contract is $5,000. No additional premiums are allowed after acceptance of the single Premium.

You can use the Contract to preserve the MGWB and other accrued benefits from the retirement plan Group Contract following a distributable event (e.g., retirement, severance from employment, disability, and death) under the Annuitant’s employer sponsored retirement plan. The Contract is not meant to be used to meet short-term financial goals and you should roll over your interest in the Group Contract only if the Contract’s MGWB, and other features and benefits are suitable for you. Do not roll over your interest in the Group Contract if you do not need the retirement income for life offered by the MGWB. When considering an investment in the Contract, you should consult with your investment adviser about your financial goals, investment time horizon and risk tolerance.

Contract Ownership and Rights

Who Owns the Contract? The Contract is between you and us. You pay premium into your contract, which premium is rolled over from your retirement plan’s Group Contract, and we agree to make payments to you, starting upon election of MAW payments under the MGWB or when you elect to begin receiving Annuity Payments.

The Contract has an Accumulation Phase and an Income Phase.

During the Accumulation Phase, your contract’s value, which we refer to as the Accumulation Value can increase or decrease, based upon the performance of the underlying investment option(s) to which your Accumulation Value is allocated. Currently, unless otherwise required by state law, your Premium is allocated to the Voya Government Money Market Portfolio during the Right to Examine Period and then automatically reallocated to the Voya Target In-Retirement Fund (Class I).  Different investment options may be available in the future.

Because earnings under the Contract are tax-deferred, you do not pay taxes on the earnings until the money is paid to you because of a Withdrawal (including Withdrawals under the MGWB), Annuity Payments or Surrender.  Special rules apply to taxation of amounts invested in a Roth IRA.

During the Income Phase, we begin to pay money to you. The Income Phase begins upon election of MAW payments under the MGWB or when you elect to begin receiving Annuity Payments.

The Contract includes a minimum guaranteed withdrawal benefit, or MGWB, which generally provides, subject to certain restrictions and limitations, that we will guarantee MAW payments for the lifetime of the Annuitant in the case of a single life MGWB or for the life of the Annuitant and the Annuitant’s spouse in the case of a Joint and Survivor MGWB, even if these withdrawals deplete your Accumulation Value to zero. It is important to note that Excess Withdrawals will decrease the value of the MGWB and may, if applicable, result in the loss of the MGWB.  This is more likely to occur if such withdrawals are made during periods of negative market activity. While you are receiving MAW payments, your Accumulation Value can increase or decrease, based upon the performance of the underlying Fund(s) in which your Accumulation Value is allocated.

If you elect to begin receiving Annuity Payments instead of MAW payments, we use Accumulation Value of your contract to determine the amount of income you receive. Depending on the Annuity Plan you choose, you can receive payouts for life or for a specific period of time. You select the date the payouts start, which we refer to as the Annuity Commencement Date, and how often you receive them.

What Happens if You Die? The Contract has a death benefit that pays money to your Beneficiary if the Annuitant dies. The death benefit is equal to the Accumulation Value.

Annuitant. The Annuitant is the individual upon whose life the Minimum Guaranteed Withdrawal Benefits, Death Benefit and Annuity Payments are based. If you do not designate the Annuitant, the Owner will be the Annuitant. The Annuitant must be a natural person, who is designated by you at the time the Contract is issued. The Annuitant must be the Owner, unless the Owner is a custodian that holds the Contract for the benefit of the Annuitant. The Annuitant cannot be changed while he or she is still living.

Beneficiary. The Beneficiary is the individual or entity designated by you to receive the Death Benefit. You may designate one or more primary Beneficiaries and contingent Beneficiaries. The Death Benefit will be paid to the primary Beneficiary. The Owner may designate a contingent Beneficiary, who will become the Beneficiary if all primary Beneficiaries die before the Annuitant. The Owner may also designate any Beneficiary to be an irrevocable Beneficiary. An irrevocable Beneficiary is a Beneficiary whose rights and interest under the Contract cannot be changed without the consent of such irrevocable Beneficiary.

Payment of the Death Benefit to the Beneficiary:
•	We pay the Death Benefit to the primary Beneficiary;
•	If all primary Beneficiaries die before the Annuitant, we pay the Death Benefit to any contingent Beneficiary, who shall take the place of, and be deemed to be, the primary Beneficiary;

•
If the Annuitant dies (or the Annuitant’s spouse dies who has continued the Contract after the Annuitant’s death), is the Owner and there is no surviving Beneficiary or no Beneficiary is designated, we pay the Death Benefit to the Owner’s estate;

•
If the Owner is not a natural person and all Beneficiaries die or no Beneficiary has been designated before the Annuitant’s death (or the Annuitant’s spouse’s death who has continued the Contract after the Annuitant’s death), the Owner will be deemed to be the primary Beneficiary;

•	If a Joint and Survivor MGWB has been elected, the Annuitant’s spouse will be deemed to be the sole primary Beneficiary notwithstanding any other Beneficiary designation made; and
•	In the case of more than one Beneficiary, we will assume any Death Benefit is to be paid in equal shares to all primary Beneficiaries, unless you provide Notice to Us directing otherwise.

We will deem a Beneficiary to have predeceased the Annuitant if:
•	The Beneficiary died at the same time as the Annuitant;
•	The Beneficiary died within 24 hours after the Annuitant’s death; or
•	There is insufficient evidence to determine that the Beneficiary and Annuitant died other than at the same time.

The Beneficiary may decide how to receive the Death Benefit, subject to the distribution requirements under Section 72(s) of the Tax Code. You may restrict a Beneficiary’s right to elect an Annuity Plan or receive the Death Benefit in a single lump-sum payment.

Transfer of Ownership; Assignment

You may change the ownership of the Contract before the Annuity Commencement Date. Only the following ownership changes are allowed:
•	Continuation of the Contract by a Beneficiary who is the spouse (as defined under federal law) of the deceased Annuitant;
•	From one custodian to another for the benefit of the Annuitant;
•	From a custodian for the benefit of the Annuitant to the Annuitant;
•	From the Annuitant to a custodian for the benefit of the Annuitant;
•	Collateral assignments; and
•	Pursuant to a court order.

You have the right to change the Beneficiary unless you have designated such person as an irrevocable Beneficiary at any time prior to the Annuity Commencement Date. Unless you specify otherwise, a change of Beneficiary cancels any existing Beneficiary designations in the same class (primary or contingent).

Notice to Us is required for any change to the Owner or Beneficiary. Any such change will take effect as of the date Notice to Us is signed by the Owner, subject to any payment made or action taken by us before receiving such Notice to Us.  A change of Owner likely has tax consequences.

The Accumulation Value

When we allocate your Premium to the Specially Designated Variable Subaccount as described above, we will convert it to accumulation units.  We will divide the amount of the Premium allocated to a particular Subaccount by the value of an accumulation unit for the Subaccount to determine the number of accumulation units of the Subaccount to be held in the Separate Account with respect to your contract. Each Subaccount of Variable Annuity Account B has its own accumulation unit value. This value may increase or decrease from day to day based on the investment performance of the applicable underlying Fund. Shares in an underlying Fund are valued at their net asset value. The net investment results of each Subaccount vary with its investment performance.

On the Contract Date, the Accumulation Value in a Subaccount equals the Premium allocated to that Subaccount, less a charge for premium tax, if applicable. We calculate the Accumulation Value at the close of each Business Day thereafter as follows:

•	Accumulation Value in each Subaccount at the close of the preceding Business Day; multiplied by
•	The Subaccount’s Net Return Factor for the current Valuation Period (see below); plus or minus
•	Any transfers to or from the Subaccount during the current Valuation Period; minus
•	Any Withdrawals from the Subaccount during the current Valuation Period; minus
•	The MGWB Charge, which is accrued daily and deducted quarterly, and applicable taxes, including any premium taxes, not previously deducted, allocated to the Subaccount.

A Subaccount’s Net Return Factor is an index number that reflects certain charges under the Contract and the investment performance of the Subaccount.  The Net Return Factor is calculated for each Subaccount as follows:
•	The net asset value of the Fund in which the Subaccount invests at the close of the current Business Day; plus
•	The amount of any dividend or capital gains distribution declared for and reinvested in such Fund during the current Valuation Period; divided by
•	The net asset value of the Fund at the close of the preceding Business Day; minus
•	The daily charge (e.g., the Mortality and Expense Risk Charge) for each day in the current Valuation Period.

The General Account

All guarantees and benefits provided under the Contracts that are not related to the Separate Account are subject to the claims paying ability and financial strength of the Company and our General Account.

The following obligations under the Contract are funded by the General Account which supports our insurance and annuity obligations:
•	Amounts funding fixed Income Phase Payments;
•	Death benefit payments held in an interest bearing retained asset account; and
•	Where the amount of the death benefit exceeds the Accumulation Value.

Contract Modification

We may modify the Contract when we deem an amendment appropriate by providing you written notice 30 days before the effective date of the change. The most likely reason for a change to the Contract would be to ensure compliance with applicable law. Certain changes will require the approval of appropriate state or federal regulatory authorities.

Taxes

How will payouts and withdrawals from my contract be taxed? The Contract is tax-deferred, which means you do not pay taxes on the Contract’s earnings until the money is paid to you. When you make a withdrawal (including MGWB withdrawals), you pay ordinary income tax on the accumulated earnings. Annuity Plan payments are taxed as annuity payments, which generally means that only a portion of each payment is taxed as ordinary income. You may pay a federal income tax penalty on earnings you withdraw before age 59½. Your contract may also be subject to a premium tax, which depends on your state of residency. See “FEDERAL TAX CONSIDERATIONS.”

Does buying an annuity contract in a retirement plan provide extra tax benefits? No. Buying an annuity contract within an IRA or other tax-deferred retirement plan doesn’t give you any extra tax benefits, because amounts contributed to such plans are already tax-deferred. Choose to purchase the Contract based on its other features and benefits as well as its risks and costs, not its tax benefits.

MINIMUM GUARANTEED WITHDRAWAL BENEFIT

The MGWB guarantees an amount available for regular or systematic Withdrawals from the Contract each Contract Year once the Lifetime Withdrawal Phase begins (which is the date of your first Withdrawal on or after the Annuitant reaches age 62). We use the MGWB Base (which is adjusted as described below) as part of the calculation of the pre-determined amount the MGWB guarantees to be available for regular or systematic Withdrawals from the Contract each Contract Year (which we refer to as the Maximum Annual Withdrawal (“MAW”) amount). The guarantee continues when the MGWB enters Lifetime Automatic Periodic Benefit Status (which begins when your Accumulation Value is reduced to zero by a Withdrawal less than or equal to the MAW), at which time we will make periodic payments to you in an aggregate annual amount equal to the MAW until the Annuitant’s death in the case of a single life MGWB, or the deaths of both the Annuitant and the Annuitant’s spouse in the case of a Joint and Survivor MGWB. The MGWB Base is eligible for Ratchets (which are recalculations of the MGWB Base as described below) and is subject to adjustment for any Excess Withdrawals. The MGWB has an allowance for Withdrawals from a contract subject to the Required Minimum Distribution rules of the Tax Code that would otherwise be Excess Withdrawals. The MGWB allows for spousal continuation if a Joint and Survivor MGWB has been elected.

The MGWB is an obligation of our General Account and payment of the benefit is dependent upon the financial strength and claims paying ability of the Company. Benefits and guarantees are subject to the certain conditions, limitations and restrictions and you should consider the risk that, depending on the market performance of your Accumulation Value and how long you live, the MGWB may not provide a benefit to you.

MGWB Base. The MGWB Base is a factor that is used to calculate the MAW and the MGWB Charges. On the Contract Date, the MGWB Base is set equal to the Annuitant’s MGWB Base under the retirement plan Group Contract rolled into the Contract. The MGWB Base under the Group Contract is based on the amount of contributions to the Group Contract by or on behalf of the Annuitant, the Annuitant’s individual account value each year under the Group Contract on the Annuitant’s birthday or the date of the Annuitant’s lifetime withdrawal phase election under the Group Contract and the amount of excess withdrawals, if any, by the Annuitant under the Group Contract. The MGWB Base may be increased by Ratchets and may decrease due to any Withdrawals. The MGWB has no cash value. You may contact Customer Service to determine your current MGWB Base at any time.

Withdrawals and Excess Withdrawals. A Withdrawal is a transaction in which only a portion of the Cash Surrender Value is taken from the Contract, and a Withdrawal is either an Excess Withdrawal or it is not. Deductions for fees and charges are not Withdrawals.

A Withdrawal that is not an Excess Withdrawal has no impact on the MGWB Base. On the other hand, a Withdrawal that is an Excess Withdrawal results in the reduction of the MGWB Base as described below.

An Excess Withdrawal is:
•	Any Withdrawal taken before the commencement of the Lifetime Withdrawal Phase; and
•	Any Withdrawal taken during a Contract Year on or after the Lifetime Withdrawal Phase has begun that exceeds the then current MAW amount.

An Excess Withdrawal will decrease the MGWB Base (and consequently the MAW) and may cause the MGWB to terminate.  The MGWB terminating by an Excess Withdrawal is more likely to occur during periods of negative market activity. On the date that any Excess Withdrawal occurs, we will apply an immediate pro rata reduction to the MGWB Base.  The proportion of any such reduction will equal:

A
{B – (C – A)}

Where:
•	A is the amount of the Excess Withdrawal;
•	B is the Accumulation Value immediately prior to the Withdrawal; and
•	C is the total amount of the current Withdrawal.

A pro rata reduction of the MGWB Base means that the MGWB Base will be reduced in the same proportion as the Accumulation Value is reduced by the portion of the Withdrawal that is considered an Excess Withdrawal, (rather than the total amount of the Withdrawal).

The amount of the MGWB Base after an Excess Withdrawal will equal:

(1 – D) * E
Where:
•	D is the proportion of the reduction of the MGWB Base (determined under the formula above); and
•	E is the MGWB Base before the Excess Withdrawal.

Example:
Assume a contract before the Lifetime Withdrawal Phase begins has an Accumulation Value of $90,000, an MGWB Base of $100,000, and there is no MAW amount because the Annuitant is not yet age 62.  If a Withdrawal is taken the entire amount of the Withdrawal is considered an Excess Withdrawal because it occurred before commencement of the Lifetime Withdrawal Phase.  If the withdrawal was for $3,000, the MGWB Base will be reduced by 3.33% = ($3,000/{$90,000 - ($3,000 – $3,000)} to $96,667 = ((1 - 3.33%) * $100,000).

Accumulation Value	Withdrawal	Total Withdrawals	Maximum Annual Withdrawal	Excess Withdrawal	MGWB Base
$90,000			n/a		$100,000
	$3,000	$3,000		$3,000
$87,000			n/a		$96,667

In addition to the MGWB Base, an Excess Withdrawal that occurs after the Lifetime Withdrawal Phase begins will also cause the MAW to be recalculated.  The adjustment to the MGWB Base and consequently the MAW is based on the amount by which the total Withdrawals in the Contract Year exceed the MAW.

Example:
Assume a contract after the Lifetime Withdrawal Phase begins has an Accumulation Value of $53,000, an MGWB Base of $100,000, and a MAW amount of $5,000.  Also assume that three Withdrawals are taken within the same Contract Year ($3,000, $1,500 and $1,700).  The first two Withdrawals of $3,000 and $1,500 ($4,500 total) do not exceed the $5,000 MAW amount.  With the third Withdrawal of $1,700, however, the total Withdrawals in that Contract Year exceeds the MAW by $1,200 ($6,200 - $5,000).  Consequently, the third Withdrawal of $1,700 results in adjustments to the MGWB Base and the MAW is based on $1,200, which is the amount by which the total Withdrawals in the Contract Year exceed the MAW.  The MGWB Base will be reduced by 2.50% = ($1,200/{$48,500 – ($1,700 - $1,200)} to $97,500 = ((1 - 2.50%) * $100,000).  The MAW is also reduced by 2.50% to $4,875 = ((1 - 2.50%) * $5,000).

Accumulation Value	Withdrawal	Total Withdrawals	Maximum Annual Withdrawal	Excess Withdrawal	MGWB Base
$53,000			$5,000		$100,000
	$3,000	$3,000		n/a
$50,000			$5,000		$100,000
	$1,500	$4,500		n/a
$48,500			$5,000		$100,000
	$1,700	$6,200		$1,200
$46,800			$4,875		$97,500

IMPORTANT NOTE:  An Excess Withdrawal will be deemed to be a full Surrender and the Cash Surrender Value will be paid if, at the time of the Withdrawal, the Contract Date is more than 24 months in the past (36 months for contracts issued in New York) and the remaining Cash Surrender Value as of the close of that Business Day is less than $2,500 ($5,000 for contracts issued in New York).

Ratchets

The MGWB Base is recalculated on each Ratchet Date, meaning each Contract Anniversary before the Lifetime Automatic Benefit Status begins and the day the Lifetime Withdrawal Phase begins, to equal the greater of the current value of:
•	The MGWB Base; and
•	The Accumulation Value.

We call each such recalculation a Ratchet.  If the Accumulation Value on the applicable Ratchet Date is equal to or less than the MGWB Base on such Ratchet Date, the amount of the MGWB Base remains unchanged.  If the Accumulation Value on the applicable Ratchet Date is equal to or greater than the MGWB Base on such Ratchet Date, the amount of the MGWB Base is increased to equal the Accumulation Value.

If a Ratchet is scheduled to occur on a non-Business Day, the determination of whether a Ratchet will occur will take place on the next Business Day, calculated using the Accumulation Value as of the end of that Business Day, prior to the processing of any transactions.

Lifetime Withdrawal Phase

The Lifetime Withdrawal Phase is the period during which the MAW is available for Withdrawal in any Contract Year without reducing the MGWB Base in the future Contract Years. The Lifetime Withdrawal Phase begins on the date of your first Withdrawal when the Annuitant is age 62 (which we refer to as the Lifetime Withdrawal Eligibility Age). On the date the Lifetime Withdrawal Phase begins, a Ratchet occurs and the MGWB Base is recalculated to equal the greater of the current value of:
•	The MGWB Base; and
•	The Accumulation Value on the previous Business Day.

Once begun, the Lifetime Withdrawal Phase will continue until the earliest of:
•	The date the Contract is Surrendered or otherwise terminated;
•	The date of the Annuitant’s death in the case of single life MGWB, or the later of the date of the Annuitant’s death and the Annuitant’s spouse’s death in the case of a Joint and Survivor MGWB;
•	The Annuity Commencement Date, unless you elect the Payments under the Table 2 Annuity Plan for a Roth IRA contract
•	The date the Accumulation Value is reduced to zero by an Excess Withdrawal; and
•	The date the Lifetime Automatic Periodic Benefit Status begins.

Maximum Annual Withdrawal (“MAW”)

The MAW is the maximum amount available for regular or systematic Withdrawals from the Contract under the MGWB in any Contract Year without reducing the MGWB Base. The amount of the MAW is first calculated on the date the Lifetime Withdrawal Phase begins. The MAW equals the MGWB Base multiplied by the MAW percentage. The MAW percentage is equal to the Annuitant’s MAW percentage under the retirement plan Group Contract rolled into the Contract. Under the Group Contract, the MAW percentage is equal to the dollar weighted average of the withdrawal rates associated with contributions to the Group Contract by the Annuitant. The MAW percentage will not change for the life of the Contract even though the MGWB Base may change.

The MAW is recalculated whenever the MGWB Base is recalculated, and the amount of the MAW will increase if the MGWB Base is increased through Ratchets. The amount of the MAW will decrease if the MGWB Base is decreased because of Excess Withdrawals.  The amount of the MAW will not be reduced by any negative market performance attributable to the Subaccount(s) in which your Accumulation Value is allocated.

The MAW is the maximum amount available for regular or systematic Withdrawals from the Contract under the MGWB in any Contract Year without reducing the MGWB Base. The amount of the MAW is first calculated on the date the Lifetime Withdrawal Phase begins. The MAW equals the MGWB Base multiplied by the MAW percentage. The MAW percentage is equal to the Annuitant’s MAW percentage under the retirement plan Group Contract rolled into the Contract. Under the Group Contract, the MAW

The MAW amount will be paid in monthly installments unless some other frequency of payment is requested and agreed to by us, and the frequency of MAW installments within a Contract Year may be changed subject to our approval. If a MAW installment is less than $100, we reserve the right to adjust the frequency so that the installment will be at least $100.

Adjustment to the MAW When Payments Begin before or after Age 65. The MAW is subject to downward or upward adjustment when the Lifetime Withdrawal Phase is elected at an age that is earlier or later than age 65, the assumed lifetime withdrawal commencement age. The adjustment factors for early and for deferred Lifetime Withdrawal commencements are as follows:

Early Lifetime Withdrawal Commencement:	The MAW is reduced to: • 95% when starting at age 64 • 90% when starting at age 63 • 85% when starting at age 62
Deferred Lifetime Withdrawal Commencement:	The MAW is increased to: • 102% when starting at age 66 • 104% when starting at age 67 • 106% when starting at age 68 • 108% when starting at age 69 • 110% when starting at age 70 or older

Adjustment to the MAW for Joint and Survivor MGWB. In the case of a Joint and Survivor MGWB, the MAW is subject to further downward adjustment by the Joint and Survivor Equivalency Factors shown in Appendix 1 to this Prospectus. The ages of the Annuitant and the Annuitant’s spouse at the time the Contract enters the Lifetime Withdrawal Phase will be used when making this adjustment.  If the Annuitant or the Annuitant’s spouse  is not alive when the Contract enters the Lifetime Withdrawal Phase, we will use the age that the Annuitant or Annuitant’s spouse, as applicable, would have been had he or she still been living when making this adjustment.  If the Annuitant dies before he or she attains the Lifetime Withdrawal Eligibility Age, the Lifetime Withdrawal Eligibility Age and any adjustment to the MAW because of Early or Deferred Lifetime Withdrawal Eligibility for the Annuitant’s spouse will continue to be based on the age of the Annuitant (had he or she remained alive) and not the age of the surviving spouse.

See Appendix I for an example of how the Joint and Survivor Equivalency Factors are used to adjust the MAW.  This example illustrates that when making adjustments to the MAW, an adjustment because of any Early or Deferred Lifetime Withdrawal Commencement is made first, and then adjustment for an election of the Joint and Survivor MGWB, if applicable, is made.

Adjustment to the MAW During the First Contract Year. If the Annuitant was receiving MAW payments under the retirement plan Group Contract at the time that the Annuitant rolled their interest in that Group Contract into the Contract, then the first Contract Year MAW payments under the Contract will be adjusted to take into account the MAW payments received under the retirement plan Group Contract during the withdrawal year in which the rollover occurred. The amount of the first Contract Year MAW payments under the Contract in this circumstance will equal the sum of MAW payments remaining for the withdrawal year under the retirement plan Group Contract at the time of the rollover, plus the pro-rata portion of the full MAW amount for the first Contract Year under the Contract. The pro-rata portion will be based on the period of time from the Annuitant’s birthday in the first Contract Year to the first Contract Anniversary.

Example:
Assume the Annuitant was receiving monthly $1,000 MAW payments under the retirement plan Group Contract ($12,000 per year). Also assume that the withdrawal year under the Group Contract (which is from birthday to birthday) is from June 1 to May 31. If the rollover occurs on October 15, the Annuitant would have received $5,000 in MAW payments under the Group Contract (five monthly $1,000 payments from June to October) with $7,000 remaining ($12,000 - $5,000). In these circumstances the first Contract Year MAW under the Contract following the rollover is equal to the sum of (a) and (b), where:
(a)	$7,000 (the remaining MAW amount under the Group Contract); and
(b)
$4,471.23 (the full first Contract Year MAW amount under the Contract ($12,000), prorated for the period between the Annuitant’s next birthday (June 1st) and the first Contract Anniversary (October 15th) (136 (the number of days from June 1st to October 15th)/365 * $12,000 = $4,471.23).

Consequently, the total MAW for the first Contract Year under the Contract is $11,471.23 ($7,000 + $4,471.23), which is less than the full MAW amount. Assuming no Excess Withdrawals, the full MAW amount of $12,000 will be available beginning in the second Contract Year.

Required Minimum Distributions

Except as noted below for a Joint and Survivor MGWB, for purposes of the MGWB we do not deem Withdrawals that exceed the Maximum Annual Withdrawal to be Excess Withdrawals if such Withdrawals relate to a contract subject to the Required Minimum Distribution rules of the Tax Code.  You will be entitled to receive the amount by which the Required Minimum Distribution applicable to the Contract for a calendar year exceeds the Maximum Annual Withdrawal without causing a pro rata adjustment to the MGWB Base and Maximum Annual Withdrawal.  We refer to this amount as the Additional Withdrawal Amount.

Example:
If your Required Minimum Distribution for the current calendar year is $6,000, and the Maximum Annual Withdrawal is $5,000, then you will be entitled to receive an Additional Withdrawal Amount of $1,000 ($6,000 - $5,000).

The Additional Withdrawal Amount is available on a calendar year basis and recalculated every January to equal the portion of the Required Minimum Distribution for that calendar year that exceeds the MAW on the determination date.

If you are entitled to an Additional Withdrawal Amount, once you have taken the Maximum Annual Withdrawal for the then current Contract Year, the amount of any additional Withdrawals will reduce the Additional Withdrawal Amount for the current calendar year and, and if such additional Withdrawals do not exceed the Additional Withdrawal Amount, they will not constitute Excess Withdrawals.

Example:
If the Required Minimum Distribution for the current calendar year is $6,000, and the Maximum Annual Withdrawal is $5,000, the Additional Withdrawal Amount equals $1,000 ($6,000 - $5,000).  The first two Withdrawals of $3,000 and $1,500 ($4,500 total) do not exceed the Maximum Annual Withdrawal.  Although the next Withdrawal of $1,500 exceeds the Maximum Annual Withdrawal by $1,000, this amount is equal to the Additional Withdrawal Amount.  Because the Additional Withdrawal Amount is not deemed to be an Excess Withdrawal, there would be no pro rata adjustment to the MGWB Base and Maximum Annual Withdrawal.

Any unused amount of the Additional Withdrawal Amount from one calendar year may be carried over to the next calendar year and is available through the end of that latter year, at which time any amount remaining will expire.  Once you have taken the MAW for the current Contract Year, the dollar amount of any additional Withdrawals will first count against and reduce any unused Additional Withdrawal Amount from the previous calendar year, followed by any Additional Withdrawal Amount for the current calendar year.

Example:
Assume the most recent Contract Anniversary was July 1, 2024, and the Maximum Annual Withdrawal is $5,000.  Also assume the Required Minimum Distributions for 2024 and 2025 are $6,000 and $5,000, respectively.  Between July 1, 2024, and December 2024, a Withdrawal is taken that exhausts the Maximum Annual Withdrawal.  On January 1, 2025, the Additional Withdrawal Amount for the current calendar year equals $1,000 ($6,000 - $5,000).  (Note: Although the MAW has been exhausted, it is still used to calculate the Additional Withdrawal Amount.)  No additional Withdrawals occur in 2025.  On January 1, 2026, the Additional Withdrawal Amount for the current calendar year equals zero ($5,000 - $5,000).  However, the Additional Withdrawal Amount calculated for 2025 would still be available for Withdrawal until December 31, 2026.

Withdrawals that exceed the amount of the Maximum Annual Withdrawal and all available Additional Withdrawal Amounts will be deemed to be Excess Withdrawals that will cause a pro rata reduction of the MGWB Base, and therefore, a recalculation of the amount of the Maximum Annual Withdrawal.

Example:
Under a contract with an Accumulation Value of $53,000, assume the MGWB Base is $100,000, the Maximum Annual Withdrawal is $5,000 and the Required Minimum Distribution for the current calendar year is $6,000.  The Additional Withdrawal amount equals $1,000 ($6,000 - $5,000).  The first two Withdrawals of $3,000 and $1,500 ($4,500 total) do not exceed the Maximum Annual Withdrawal.  The next Withdrawal of $3,500 exceeds the sum of the Maximum Annual Withdrawal and the Additional Withdrawal Amount.  Although the current Withdrawal is $3,500, the adjustment to the MGWB Base and the Maximum Annual Withdrawal is based on $2,000, which is the amount by which the total Withdrawals in the Contract Year exceed the sum of the Maximum Annual Withdrawal and the Additional Withdrawal Amount.  The MGWB Base will be reduced by 4.26% = ($2,000/ {$48,500 – ($3,500 - $2,000)} to $95,745 = ((1 - 4.26%) * $100,000)*.  The Maximum Annual Withdrawal is also reduced by 4.26% to $4,787 = ((1 - 4.26%) * $5,000).1

Accumulation Value	Withdrawal	Total Withdrawals	Maximum Annual Withdrawal	Excess Withdrawal	MGWB Base
$53,000			$5,000		$100,000
	$3,000	$3,000		n/a
$50,000			$5,000		$100,000
	$1,500	$4,500		n/a
$48,500			$5,000		$100,000
	$3,500	$8,000		$2,000
$45,000			$4,787		$95,745

1Figures have been rounded for purposes of this example.

The Additional Withdrawal Amount is not subject to any adjustment in the event that the Maximum Annual Withdrawal is recalculated during a Contract Year because of an Excess Withdrawal.  There is also no adjustment to the Additional Withdrawal Amount during a Contract Year when a surviving spouse continues the MGWB.

Joint and Survivor MGWB. An Additional Withdrawal Amount is not available in the case of a Joint and Survivor MGWB where the Annuitant has pre-deceased his/her spouse before reaching age 62, the Lifetime Withdrawal Eligibility Age, and the surviving spouse as the sole Designated Beneficiary must take Required Minimum Distributions based upon his/her age. Consequently, Withdrawals taken from the Contract for the deceased Annuitant’s surviving spouse to satisfy the Required Minimum Distribution rules that exceed the MAW for a specific Contract Year will be deemed Excess Withdrawals in that Contract Year and no Additional Withdrawal Amount is available. Once the Annuitant would have reached age 62, the Lifetime Withdrawal Eligibility Age (if he or she were still living), withdrawals taken from the Contract for the surviving spouse to satisfy the Required Minimum Distribution rules that exceed the MAW available under the Contract for a specific Contract Year will be Additional Withdrawal Amounts and not be deemed Excess Withdrawals in that Contract Year, subject to the provisions described above.

Lifetime Automatic Periodic Benefit Status

Lifetime Automatic Periodic Benefit Status only begins when your Accumulation Value is reduced to zero by a Withdrawal less than or equal to the Maximum Annual Withdrawal and not by an Excess Withdrawal (or Surrender of the Contract). An Excess Withdrawal that causes your Accumulation Value to be reduced to zero will terminate the MGWB. Moreover, any Excess Withdrawal will be deemed to be a full Surrender and the Cash Surrender Value will be paid if, at the time of the Withdrawal the Contract has been in force for more than 24 months (36 months for contracts issued in New York) and the remaining Cash Surrender Value as of the close of that Business Day is less than $2,500 ($5,000 for contracts issued in New York).

During Lifetime Automatic Periodic Benefit Status, because there is no Accumulation Value you are not entitled to make Withdrawals; instead, we will make periodic payments to you, which over the course of a Contract Year, will, in the aggregate, equal the MAW.  We refer to these payments as MGWB Periodic Payments.  MGWB Periodic Payments will begin on the first Contract Anniversary after the date the MGWB enters Lifetime Periodic Benefit Status and will continue to be paid annually for each Contract Year thereafter until the Annuitant dies (in the case of a single life MGWB) or until the later of the Annuitant’s or the Annuitant’s spouse’s death (in the case of a Joint and Survivor MGWB).  When Lifetime Automatic Periodic Benefit Status begins, if your Withdrawals are less than the Maximum Annual Withdrawal for that Contract Year, we will pay you the difference.  MGWB Periodic Payments will be paid in annual installments unless some other frequency of payment is requested and agreed to by us, and the frequency of MGWB Periodic Payment installments within a Contract Year may be changed subject to our approval.  If a MGWB Periodic Payment installment is less than $100, we reserve the right to adjust the frequency so that the installment will be at least $100.

During Lifetime Automatic Periodic Benefit Status:
•
The dollar amount of the MGWB Periodic Payments will be the same for the remaining life of the Annuitant (in the case of a single life MGWB) or the remaining lives of the Annuitant and the Annuitant’s spouse’s (in the case of a Joint and Survivor MGWB); and

•	The Contract will provide no further benefits other than as provided in connection with the Minimum Guaranteed Withdrawal Benefit.

The Owner or, if applicable, the Owner’s estate is obligated to return any MGWB Periodic Payments made after the Annuitant’s and the Annuitant’s spouse, as applicable, death but before we receive Notice to Us of the death(s).

If you have previously elected to receive systematic Withdrawals that entitle you to receive either a fixed dollar amount or an amount based upon a percentage of the Accumulation Value from your contract, which amount is paid to you on a monthly, quarterly or annual basis, the MGWB Periodic Payments once Lifetime Automatic Periodic Benefit Status begins will be made at the same frequency and on the same dates as previously set up, provided the payments were being made monthly or quarterly. If the payments were being made annually, then the MGWB Periodic Payments will be made on the next business day following each Contract Anniversary. The amount of the MGWB Periodic Payments in each Contract Year will equal the amount of the Maximum Annual Withdrawal.

In the event that the Accumulation Value is reduced to zero before the Lifetime Withdrawal Phase begins, MGWB Periodic Payments will be deferred until the Contract Anniversary on or after the Annuitant reaches age 62.

Death of the Annuitant and Spousal Continuation of the MGWB
The Contract permits a sole primary Beneficiary who is the spouse of the deceased Annuitant to elect to receive payment of the death benefit or continue the Contract. The surviving spouse as Beneficiary (or deemed Beneficiary) has the option but is not required to continue the Contract.  Except as described below, the spouse’s right to continue the Contract is limited by our use of the definition of “spouse” under federal law, which refers only to a person of the opposite sex who is a husband or a wife.

When the Annuitant dies, the treatment of the MGWB upon spousal continuation depends on whether a single life MGWB or a Joint and Survivor MGWB was elected when the Annuitant’s interest in their retirement plan Group Contract was rolled into the Contract.  The MGWB terminates upon the death of the Annuitant, unless a Joint and Survivor MGWB was elected when the Annuitant’s interest in their retirement plan Group Contract was rolled into the Contract and the Annuitant’s spouse, as the sole primary Beneficiary, chooses to continue the Contract. See Death Benefit – Spousal Beneficiary Contract Continuation for more information.

Other Events that Terminate the MGWB
In addition to the MGWB terminating upon the Annuitant’s death, subject to the surviving spouse’s option to continue the Contract as described above, the MGWB terminates in the event that:
•	The Contract is terminated by Surrender; and
•	The Accumulation Value is applied to an Annuity Plan described in Table 1.

If the MGWB is terminated, the charge for the MGWB will be prorated. Prorated charges will be deducted at the time the MGWB is terminated.

BENEFITS AVAILABLE UNDER THE CONTRACT

The following table summarizes information about the benefits available under the Contract:

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Accumulation Value Death Benefit	Pays a death benefit equal to the Accumulation Value.	Standard	No additional fee for this death benefit.	There is no death benefit once the Owner decides to begin receiving Annuity Payments, except under Annuity Plans for a Roth IRA.
Minimum Guaranteed Withdrawal Benefit	Allows you to receive regular or systematic withdrawals from the Contract each Contract Year once the Lifetime Withdrawal Phase begins.	Standard	2.00% is charged and is calculated and accrued each Business Day but deducted quarterly from the Accumulation Value in each Subaccount.	The Lifetime Withdrawal Phase is the date of your first withdrawal on or after the Annuitant reaches age 62.

DEATH BENEFIT

The Contract provides for a Death Benefit equal to the Accumulation Value. The Death Benefit is calculated as of the date Customer Service receives Proof of Death of the Annuitant. Subject to state law, the Death Benefit is payable upon our receipt of Proof of Death and all required claim forms, provided that the Accumulation Value of the Contract has not been applied to an Annuity Plan.

The Death Benefit is still payable after the Annuity Commencement Date under the Table 2 Annuity Plan.

Proof of Death is the documentation we deem necessary to establish death, including, but not limited to:
•	A certified copy of a death certificate;
•	A certified copy of a statement of death from the attending physician;
•	A finding of a court of competent jurisdiction as to the cause of death; or
•	Any other proof we deem in our sole discretion to be satisfactory to us.

We will calculate the Death Benefit on the Business Day we receive Proof of Death. Once we have received satisfactory Proof of Death and all required documentation necessary to process a claim, we will pay the Death Benefit within 7 days of such date. Only one Death Benefit is payable under the Contract. The Death Benefit will be paid to the named Beneficiary. The Contract Owner may restrict how the Beneficiary is to receive the Death Benefit (e.g., by requiring a lump-sum payment, installment payments or that any amount be applied to an Annuity Plan).

Spousal Beneficiary Contract Continuation

In the case of a single life MGWB, if the Annuitant’s death occurs before the Annuity Commencement Date, the Contract is not in Lifetime Automatic Periodic Benefit Status and the sole primary Beneficiary is the deceased Annuitant’s “spouse” (as defined by federal law), upon Notice to Us from the surviving spouse, in lieu of receiving the Death Benefit (equal to the Accumulation Value) the surviving spouse may choose to continue the Contract with the surviving spouse as the new Owner, pursuant to Section 72(s) of the Tax Code. In this situation the following will apply:
•	The surviving spouse will become the Annuitant;
•	The age of the surviving spouse will be used as the Owner’s age under the continued contract;
•	The MGWB will terminate and may not be continued; and
•
At the subsequent death of the new Owner/Annuitant (i.e., the surviving spouse), the Death Benefit must be distributed as required for non-spousal Beneficiaries described below, after which, the continued contract will terminate.

Because the MGWB will terminate in this situation, a surviving spouse should carefully consider the value of other benefits offered through the Contract (i.e., systematic withdrawals and Annuity Plan payments) when choosing whether it is appropriate in their particular circumstances to continue the Contract rather than receive the Death Benefit.

In the case of a Joint and Survivor MGWB, if the Annuitant’s death occurs before the Annuity Commencement Date and the sole primary Beneficiary is the deceased Annuitant’s “spouse” (as defined by federal law), upon Notice to Us from the surviving spouse, in lieu of receiving the Death Benefit (equal to the Accumulation Value), the surviving spouse may choose to continue the Contract with the surviving spouse as the new Owner, pursuant to Section 72(s) of the Tax Code.  In this situation the following will apply:
•	The surviving spouse will become the Annuitant;
•
On the day the Contract is continued, the MGWB Base will be set equal to the MGWB Base existing at the time of the deceased Annuitant’s death, reduced pro rata for any Withdrawals taken since the deceased Annuitant’s death;

•
Any Withdrawals taken in the Contract Year in which the Contract is continued will be included in determining whether any Excess Withdrawals have been taken in that Contract Year as well as used in calculating any pro rata reductions of the MGWB Base;

•	On the day the Contract is continued, the MAW Percentage will be set equal to the MAW Percentage existing at the time of the deceased Annuitant’s death;
•
If the Lifetime Withdrawal Phase has not yet begun, eligibility to enter the Lifetime Withdrawal Phase will continue to be based on the deceased Annuitant’s age (as if he or she were still living); and

•
If the Lifetime Withdrawal Phase has not yet begun, the applicable MAW Percentage will continue to be based on the deceased Annuitant’s age (as if he or she were still living) and the continuing spouse’s age at the time the Lifetime Withdrawal Phase begins.

If the deceased Annuitant’s spouse does not choose to continue the Contract, the Minimum Guaranteed Withdrawal Benefit will terminate and the Death Benefit will be distributed as stated below for non-spousal Beneficiaries.  If the deceased Annuitant’s spouse has attained age 90 on the date of the Annuitant’s death, the deceased Annuitant’s spouse may not choose to continue the Contract and the Death Benefit will be distributed as stated below for non-spousal Beneficiaries.

Payment of the Proceeds to a Spousal or Non-spousal Beneficiary

Subject to any payment restrictions imposed by the Owner, the Beneficiary may receive the Death Benefit in one lump sum or installments, provided the Death Benefit is distributed to the Beneficiary within five years of the Owner’s death. The Beneficiary has until 1 year after the Owner’s death to decide to apply the Death Benefit to an Annuity Plan. If the Death Benefit is applied to an Annuity Plan, the Beneficiary will be deemed to be the Annuitant, and the Annuity Payments must:
•	Be distributed in substantially equal installments over the life of such Beneficiary or over a period not extending beyond the life expectancy of such Beneficiary; and
•	Begin no later than 1 year after the Owner’s date of death.

If we do not receive a request to apply the Death Benefit to an Annuity Plan, we will make a single sum distribution to the Beneficiary. Subject to state law conditions and requirements, the payment may generally be made into an interest bearing retained asset account, backed by our General Account, which can be accessed by the Beneficiary through a draftbook feature. This account is not insured or guaranteed by the FDIC or any other government entity. The Beneficiary may access the Death Benefit proceeds at any time without penalty. For information on required distributions under federal income tax laws, see “Required Distributions Upon Death (IRAs and Roth IRAs)” below.  Interest earned on amounts held in the interest-bearing account may be less than interest paid on other settlement options, as we seek to make a profit on such interest-bearing accounts.  You may be able to earn a better return elsewhere.  At the time of death benefit election, the Beneficiary may elect to receive the death benefit proceeds directly by check rather than through the draftbook feature of the interest-bearing account by notifying Customer Service. Beneficiaries should carefully review all settlement and payment options available under the Contract and are encouraged to consult with a financial professional or tax adviser before choosing a settlement or payment option.

The Beneficiary may elect to receive the Death Benefit in payments over a period of time based on his or her life expectancy. These payments are sometimes referred to as stretch payments.  Stretch payments for each calendar year will vary in amount because they are based on the Accumulation Value and the Beneficiary’s remaining life expectancy. The first stretch payment must be made by the first anniversary of the Owner’s date of death.  Each succeeding stretch payment is required to be made by December 31st of each calendar year. Stretch payments are subject to the same conditions and limitations as Systematic Withdrawals. The rules for, and tax consequences of, stretch payments are complex and contain conditions and exceptions not covered in this prospectus. You should consult a tax adviser for advice about the effect of federal income tax laws, state laws or other tax laws affecting the Contract, or any transactions involving the Contract.

Death Benefit Once Annuity Payments Have Begun

There is no Death Benefit once the Owner decides to begin receiving Annuity Payments, except under the Table 2 Annuity Plan for a Roth IRA (see below). In the event that the Annuitant dies before all guaranteed Annuity Payments have been made pursuant to any applicable Annuity Plan, we will continue to make the Annuity Payments until all such guaranteed payments have been made. The Annuity Payments will be paid to the Beneficiary according to the Annuity Plan at least as frequently as before the death of the Owner or Annuitant, as applicable.

Tax Code Requirements

The Tax Code requires distribution of death benefit proceeds within a certain period of time and these requirements have recently changed generally for deaths after January 1, 2020. Failure to begin receiving death benefit payments within those time periods can result in tax penalties. Regardless of the method of payment, death benefit proceeds will generally be taxed to the Beneficiary in the same manner as if you had received those payments. See “FEDERAL TAX CONSIDERATIONS” for additional information.

ANNUITY PLANS AND ANNUITY PAYMENTS

Annuity Payments

Annuity Payments are periodic payments under an Annuity Plan made by us to you, or subject to our consent in the event the payee is not a natural person, to a payee designated by you.  Annuity Payments will be made to the Owner unless you provide Notice to Us directing otherwise.  Any change in payee will take effect as of the date we receive Notice to Us.

Annuity Commencement Date

Annuity Payments may be elected as long as the Annuitant is then living.  You can apply the Accumulation Value to an Annuity Plan on any date following the first Contract Anniversary.  We refer to the date on which Annuity Payments commence as the Annuity Commencement Date.

The Annuity Commencement Date can be no later than the January 1st on or next following the Annuitant’s 90th birthday (which date we refer to as the “Maximum Annuity Commencement Date”), unless we agree to a later date.  If you do not select a date, the Annuity Commencement Date will be the Maximum Annuity Commencement Date.

The Annuity Plans

You may elect one of the fixed Annuity Plans described in Table 1 or Table 2 below.  In addition, you may elect another Annuity Plan we may be offering 30 days prior to the Annuity Commencement Date, the latest date by which you must provide your election.  You may change Annuity Plans at any time before the Annuity Commencement Date by providing at least 30 days prior Notice to Us.  The Annuity Plan may not be changed once Annuity Payments begin.

TABLE 1: On or Before the Maximum Annuity Commencement Date
Payments for a Period Certain
• Annuity Payments are fixed and made in equal installments for a fixed number of years.  The number of years cannot be less than 10 or more than 30, unless otherwise required by applicable law.

Payments for Life with a Period Certain
• Annuity Payments are fixed and made for a fixed number of years and as long thereafter as the Annuitant is living.  The number of years cannot be less than 10 or more than 30, unless otherwise required by applicable law.

Life Only Payments • Annuity Payments are fixed and made for as long as the Annuitant is living.
Joint and Last Survivor Life Payments • Annuity Payments are fixed and made for as long as either of two Annuitants is living.

TABLE 2: ONLY on the Maximum Annuity Commencement Date
Payments for Life with Surrender Right and Death Benefit
• If your contract is a Roth IRA contract, Annuity Payments will vary and are made for as long as the Annuitant is living.
• IMPORTANT NOTE: This Annuity Plan is designated as the default Annuity Plan under your Roth IRA contract if you do not elect another Annuity Plan.

Automatic Required Minimum Distribution Option
• If your contract is a traditional IRA contract, Annuity Payments will vary and are made for as long as the Annuitant is living.
• IMPORTANT NOTE: This Annuity Plan is designated as the default Annuity Plan under your IRA contract if you do not elect another Annuity Plan.

Annuity Plan Comparison Chart
Table 1					Table 2
Key: ✔ = permitted ✗ = not permitted	Payments for a Period Certain	Payments for Life with a Period Certain	Life Only Payments	Joint and Last Survivor Life Payments	Payments for Life with Surrender Right and Death Benefit	Automatic Required Minimum Distribution Option
Select another Annuity Plan after the Annuity Commencement Date	✗	✗	✗	✗	✗	✔
Monthly, quarterly, annual and semi-annual Annuity Payments	✔	✔	✔	✔	✔	✔
Change the frequency of the Annuity Payments	✗	✗	✗	✗	✗	✔
Withdrawals after the Annuity Commencement Date	✗	✗	✗	✗	✗	✔
Surrender of the Contract after the Annuity Commencement Date	✗	✗	✗	✗	✔	✔
Accumulation Value remains allocated to Subaccounts	✗	✗	✗	✗	✔	✔

For Table 1 Annuity Plans, Annuity Payments are fixed, and we determine the amount of such Annuity Payments on the Annuity Commencement Date as follows:
•	Accumulation Value; minus
•	Any premium tax that may apply; multiplied by
•	The applicable payment factor, which depends on:
>	The Annuity Plan;
>	The frequency of Annuity Payments;
>	The age of the Annuitant (and gender, where appropriate under applicable law); and
>	A net investment return of 1.0% is assumed (we may pay a higher rate at our discretion).

We use the Annuity 2000 Mortality Tables.  Portions of the tables relevant to each Annuity Plan are set forth in the Contract for illustration purposes. You can obtain information more specific to your contract by contacting Customer Service.

Under the Annuity Plan that provides for life only payments, if the Minimum Guaranteed Withdrawal Benefit is still in effect on the Annuity Commencement Date, we will pay the greater amount of:
•	The Annuity Payments (as determined per the above calculation); and
•	The Maximum Annual Withdrawal.

For Table 2 Annuity Plans:

For Roth IRA contracts, Annuity Payments will vary, and we determine the amount of such Annuity Payments, on an annual basis beginning on the December 31 that precedes the Maximum Annuity Commencement Date (and on each December 31 thereafter), as follows:
•	Accumulation Value; divided by
•	The life expectancy of the Annuitant, which depends on the age of the Annuitant, as determined pursuant to the Single Life Expectancy Table under Treasury Regulation Section 1.401(a)(9)-9.

For Traditional IRA contracts, Annuity Payments will vary, and we determine the amount of such periodic payments, on an annual basis beginning on the December 31 that precedes the Maximum Annuity Commencement Date (and on each December 31 thereafter), as follows:
•	Accumulation Value; plus
•	The actuarial present value of the Minimum Guaranteed Withdrawal Benefit determined pursuant to Treasury Regulation Section 1.401(a)(9)-6, Q&A 12; divided by
•	The distribution period, which depends on the age of the Annuitant determined pursuant to the Uniform Lifetime Table under Treasury Regulation Section 1.401(a)(9)-9.

Under the Table 2 Annuity Plans, if the Minimum Guaranteed Withdrawal Benefit is still in effect on the Annuity Commencement Date, we will pay the greater amount of:
•	The Annuity Payments (as determined per the above calculation); and
•	The Maximum Annual Withdrawal, as determined beginning with the Contract Anniversary that is the Maximum Annuity Commencement Date.

If the Accumulation Value is less than $2,000 on the Annuity Commencement Date, we will pay such amount in a single lump-sum payment.

We will make the Annuity Payments in monthly installments unless you deliver Notice to Us directing us to pay at a different frequency.  If any day that an Annuity Payment is thereafter scheduled to be paid is not a Business Day (e.g., a weekend, or the day does not exist in the given month), such Annuity Payment will be paid on the next Business Day.  Each Annuity Payment must be at least $20.   We reserve the right to make the Annuity Payments less frequently, as necessary, to make the Annuity Payments equal to at least $20.  We may also change the $2,000 and $20 minimums for new annuity elections, if allowed by law, based upon increases reflected in the Consumer Price Index for All Urban Consumers (CPI-U) since September 1, 2012.  The MGWB terminates once you begin to receive Annuity Payments under an Annuity Plan.

The Annuity Payments received under an Annuity Plan will not be less than the payments that would be provided from the application of the Cash Surrender Value to a single premium immediate annuity under the same annuity plan offered by us on the Annuity Commencement Date.

Upon application of the Accumulation Value to an Annuity Plan, unless you are eligible for and elect a Table 2 Annuity Plan for a Roth IRA, the Contract will terminate and will cease to have any further value other than as provided under the Annuity Plan you elected.

IMPORTANT NOTE:  For contracts issued New York, Annuity Payments at the time of commencement will not be less than those that would otherwise be provided by the application of an amount to purchase any single premium immediate annuity offered by us at the time to the same class of Annuitants.  If no single premium immediate annuity is offered by us at the time Annuity Payments under the Contract would otherwise commence, such Annuity Payments will not be less than those that would otherwise be provided by applying reasonable current market single premium immediate annuity rates to the same amount.

Death of the Annuitant

In the event the Annuitant dies on or after the Annuity Commencement Date, but before all Annuity Payments have been made pursuant to the applicable Annuity Plan, we will continue the Annuity Payments until all guaranteed Annuity Payments have been made.  The Annuity Payments will be paid at least as frequently (and at least as rapidly) as before the Annuitant’s death until the end of any guaranteed period certain.  We may require satisfactory Proof of Death in regard to the Annuitant before continuing the Annuity Payments.

Under the Table 2 Annuity Plans, so long as the MGWB is not in the Lifetime Automatic Periodic Benefit Status, the Beneficiary will be entitled to the Death Benefit according to one of the following:
•	In a lump sum on or before the end of the calendar year in which the Annuitant’s death occurs; or
•
Periodic payments, in the same frequency and at least as rapidly as under this Annuity Plan at the time of death, equal to, on an annual basis as determined on the December 31 immediately preceding the Contract Year in which the payments will be made, the Accumulation Value divided by the remaining life expectancy of the Annuitant at the time of death (or the life expectancy of the Beneficiary at the time of the Annuitant’s death if shorter).  Life expectancy is determined pursuant to the Single Life Table under Treasury Regulation Section 1.401(a)(9)-9.

Beneficiaries should consult with a tax and/or legal adviser about how life expectancy is determined under the Treasury Regulation cited above and the impact of that determination will have on the amount of available periodic payments.

On each December 31 following the first periodic payment of the Death Benefit (the amount of which is determined as per the above), we will recalculate the periodic payment using the remaining Accumulation Value and the life expectancy factor used in calculating the amount of the prior periodic payment reduced by one.

CONTRACT PURCHASE AND PARTICIPATION

Contracts Available for Purchase

The Contract described in this prospectus is a single premium deferred individual variable annuity Contract intended to qualify under the Tax Code as one of the following:
•	A traditional Individual Retirement Annuity (“IRA”) under Tax Code Section 408(b); or
•	A Roth IRA under Tax Code Section 408A.

The traditional IRA may be used as a funding option for a Simplified Employee Pension (“SEP”) plan under Tax Code Section 408(k). The Contract was not available as a “Simple IRA” as defined in Tax Code Section 408(p).

Eligibility. Eligibility to contribute to a traditional IRA on a pre-tax basis or to establish a Roth IRA depends upon your adjusted gross income.

Purchasing the Contract

We will issue a contract so long as the Annuitant is between the ages 48 and 80 at the time of application and is rolling over his or her interest in their employer sponsored retirement plan’s Group Contract.

There is no minimum Premium requirement; however, the minimum MGWB Base must be at least $5,000. The Premium will equal the Annuitant’s individual account value under the retirement plan Group Contract which is being rolled into the Contact. The initial MGWB Base will equal the Annuitant’s MGWB Base in the retirement plan Group Contract which is being rolled into the Contract.

Crediting of the Premium Payment

We will process your Premium within 2 Business Days of receipt and allocate it, except as noted below, according to the instructions you specify, in an amount equal to the Accumulation Value as next determined after receipt, so long as the application and all information necessary for processing is received in Good Order.

In the event that an application is incomplete for any reason, we are permitted to retain your Premium for up to five Business Days while attempting to complete it.  If the application cannot be completed during this time, we will inform you of the reasons for the delay. We will also return the Premium promptly. Alternatively, you may direct us to hold the Premium, which we will place in a non-interest-bearing account until the application is completed. Once the application is completed, we will process your Premium within 2 Business Days and allocate it as described below.

Unless otherwise required by state law, we will allocate your Premium to the Subaccount that invests in the Voya Government Money Market Portfolio during the Right to Examine Period. We refer to this Subaccount as the Specially Designated Variable Subaccount – currently. After Right to Examine Period expires, we will automatically transfer your Accumulation Value in the Specially Designated Variable Subaccount to the Subaccount that invests in the Voya Target In-Retirement Fund (Class I). The Accumulation Value will be allocated based on the Accumulation Value next computed for the new Subaccount.

Allocation of Purchase Payments

We will allocate your Purchase Payments among the investment options you select. Allocations must be in whole percentages and there are currently no limits on the number of investment options you may select. When selecting investment options, you may find it helpful to review the “THE INVESTMENT OPTIONS” section.

Tax Code Restrictions

The Tax Code places some limitations on contributions to your account. See “FEDERAL TAX CONSIDERATIONS.”

Participation in the Contract

The Contract is designed for participants in employer sponsored retirement plans who want to rollover their interest in the Group Contract, which offers similar minimum guaranteed withdrawal benefits and other features, into an individual retirement annuity. The Contract is designed for long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes, and the provision of lifetime income in retirement through the MGWB.  The tax-deferred feature is more attractive to people in high federal and state income tax brackets.  You should not buy the Contract if:
•	You are looking for a short-term investment;

•	You cannot risk getting back an amount less than your initial investment; or
•	Your assets are in a plan that already provides for tax-deferral, and you can identify no other benefits in purchasing the Contract.

When considering an investment in the Contract, you should consult with your investment adviser about your financial goals, investment time horizon and risk tolerance.

Replacing an existing interest in the Group Contract with the Contract may not be beneficial to you. Before purchasing the Contract, you should determine whether your existing interest in the Group Contract will be subject to any fees or penalties upon termination of such interest. You should also compare the fees, charges, coverage provisions and limitations, if any, of your existing interest under the Group Contract to the Contract.

Under federal tax laws, earnings on amounts held in annuity contracts are generally not taxed until they are withdrawn, which is known as tax-deferral.  IRAs and other qualified plans already provide tax-deferral found in the Contract and the Contract is not necessary to provide this favorable tax treatment.  The contract provides, however, other features and benefits like the MGWB and Annuity Plans, which other IRAs and qualified plans may not provide.  You should not purchase the Contract unless you want these other features and benefits, taking into account the costs of these other features and benefits.

Other Products

We and our affiliates offer various other products with different features and terms than the Contracts described in this prospectus, which may offer some or all of the same Funds. These products have different benefits, fees and charges and may offer different share classes of the Funds offered in this Contract that are less expensive. These other products may or may not better match your needs. You should be aware that there are other options available, and, if you are interested in learning more about these other products, contact your registered representative.

SURRENDER AND WITHDRAWALS

Making a Surrender

At any time prior to the Annuity Commencement Date, you may Surrender the Contract for its Cash Surrender Value or withdraw a portion of the Accumulation Value. After the Annuity Commencement Date, you may Surrender the Contract under the Table 2 Annuity Plan or for a traditional IRA contract take a Withdrawal under the Table 2 Annuity Plan. A Surrender or Withdrawal before the Owner or Annuitant, as applicable, reaches age 59½ may be subject to a federal income tax penalty equal to 10% of such amount treated as income, for which you would be responsible. See FEDERAL TAX CONSIDERATIONS for a general discussion of the federal income tax treatment of the Contract, which discussion is not intended to be tax advice. You should consult a tax adviser for advice about the effect of federal income tax laws, state laws or any other tax laws affecting the Contract, or any transaction involving the Contract.

Cash Surrender Value

You may take the Cash Surrender Value from the Contract. We do not guarantee a minimum Cash Surrender Value. The Cash Surrender Value will fluctuate daily based on the investment results of the Subaccount(s) to which your Accumulation Value is allocated. At any time prior to the Annuity Commencement Date, the Cash Surrender Value equals the Accumulation Value minus any non-daily charges that have been incurred but not deducted (for example, the pro rata portion of any MGWB Charges). The Cash Surrender Value may be more or less than the Premium payment you made.

To Surrender the Contract, you must provide Notice to Us. If we receive your Notice to Us before the close of business on any Business Day, we will determine the Cash Surrender Value as of the close of business on such Business Day; otherwise, we will determine the Cash Surrender Value as of the close of the next Business Day. We may require that the Contract be returned to us before we pay you the Cash Surrender Value. If you have lost the Contract, we may require that you complete and return to Customer Service a lost contract form.

We will pay the Cash Surrender Value within 7 days of receipt of Notice to Us of such Surrender. You may receive the Cash Surrender Value in a single lump sum payment. Upon payment of the Cash Surrender Value, the Contract will terminate and cease to have any further value.

Making a Withdrawal

You may take a portion of the Accumulation Value from the Contract (which we refer to as a Withdrawal). To take a Withdrawal, you must provide Notice to Us that specifies the Subaccount(s) from which to take the Withdrawal. Otherwise, we will take the Withdrawal on a pro rata basis from all of the Subaccounts in which you are invested. If we receive your Notice to Us before the close of business on any Business Day, we will determine the amount of the Accumulation Value of each Subaccount at the close of business on such Business Day; otherwise, we will determine the amount of the Accumulation Value as of the close of the next Business Day. The Accumulation Value may be more or less than the Premium payment you made.

We currently offer the following Withdrawal options:
•	Regular Withdrawals; and
•	Systematic Withdrawals.

Regular Withdrawals

After your right to return the Contract has expired, you may take one or more regular Withdrawals.  Each such regular Withdrawal must be a minimum of the lesser of:
•	$1,000; and
•	The amount of the Maximum Annual Withdrawal (and any applicable Additional Withdrawal Amount), less any Withdrawals already taken during the current Contract Year.

You are permitted to make regular Withdrawals regardless of whether you have previously elected, or continue to elect, to make systematic Withdrawals.  A Withdrawal will constitute an Excess Withdrawal and be deemed to be a full Surrender if:
•	The Contract has been in force for more than 24 months (36 months in the State of New York); and
•	The remaining Cash Surrender Value as of the close of the Business Day on which such Surrender is made is less than $2,500 ($5,000 in the State of New York).

Systematic Withdrawals

You may choose to receive automatic systematic Withdrawal payments from the Accumulation Value, provided you are not making IRA withdrawals (see “Withdrawals from Individual Retirement Annuities” below). You may take systematic Withdrawals monthly, quarterly, or annually. There is no additional charge for electing the systematic Withdrawal option.  Only one systematic Withdrawal option may be elected at a time. You may begin a systematic Withdrawal in a Contract Year in which a regular Withdrawal has been made.

If you are eligible for systematic Withdrawals, you must provide Notice to Us of the date on which you would like such systematic Withdrawals to start.  This date must be at least 30 days after the Contract Date and no later than the 28th day of the calendar month. For a day that is after the 28th day of the calendar month, the payment will be made on the first Business Day of the next succeeding calendar month. Subject to these restrictions on timing, if you have not indicated a start date, your systematic Withdrawals will begin on the first Business Day following the Contract Date (or the monthly or quarterly anniversary thereof), and the systematic Withdrawals will be made at the frequency you have selected, which may be either monthly, quarterly, or annually. If the day on which a systematic Withdrawal is scheduled is not a Business Day, the payment will be made on the next succeeding Business Day.

You may express the amount of your systematic Withdrawal as either:
•	A fixed dollar amount; or
•	An amount that is a percentage of the Accumulation Value.

The amount of each systematic Withdrawal must be a minimum of $100. If your systematic Withdrawal of an amount that is a percentage of the Accumulation Value would be less than $100, we will contact you and seek alternative instructions. Unless you direct otherwise, we will automatically terminate your systematic Withdrawal election.

Systematic Withdrawals of an amount based either on a fixed dollar amount or on a percentage of the Accumulation Value are subject to the applicable maximum percentage of Accumulation Value as shown below, which is used to calculate the amount of Withdrawal on the date of each systematic Withdrawal:

Frequency of Systematic Withdrawals	Maximum Percentage of Accumulation Value
Monthly	2.50%
Quarterly	7.50%
Annually	30.00%

Because the maximum amount of systematic Withdrawals available each year is capped at 30% of Accumulation Value, the maximum amount available each year will decrease as the Withdrawal decreases the Accumulation Value.  Maximum Annual Withdrawals under the MGWB will not decrease each year unless a Withdrawal is an Excess Withdrawal.

You may change the fixed dollar amount, or percentage of Accumulation Value, of your systematic Withdrawal once each Contract Year, except in a Contract Year during which you have previously made a regular Withdrawal. You may cancel the systematic Withdrawal option at any time by providing Notice to Us at least 7 days before the date of the next scheduled systematic Withdrawal.

Withdrawals from Individual Retirement Annuities
If you have a traditional IRA contract (other than a Roth IRA contract) and will be at least age 73 (or such other age as prescribed by Tax Code Section 401(a)(9)) during any calendar year, you may, pursuant to your IRA contract, elect for such calendar year and successive calendar years to have distributions made to you to satisfy requirements imposed by federal income tax law.  Such IRA Withdrawals provide payout of amounts required to be distributed by the IRS rules governing mandatory distributions under qualified plans.

If you elect to make IRA Withdrawals, we will send you a reminder notice before such IRA Withdrawals commence, and you may elect to make IRA Withdrawals at that time, or at a later date. Any IRA Withdrawals will be made at the frequency you have selected (which may be monthly, quarterly, or annually) and will commence on the start date you have selected, which must be no earlier than 30 days after the Contract Date and no later than the 28th day of the calendar month. For a day that is after the 28th day of any calendar month, the payment will be made on the first Business Day of the next succeeding month. Subject to these restrictions on timing, if you have not indicated a start date, your IRA Withdrawals will begin on the first Business Day following your Contract Date at the frequency you have selected.

At your discretion, you may request that we calculate the amount you are required to withdraw from your contract each year based on the information you give us and the various options under the IRA contract that you have chosen. This amount will be a minimum of $100 per IRA Withdrawal. For information regarding the calculation and options that you have, please see the SAI, which you may request from us without charge by sending Customer Service the request form in Good Order. Alternatively, we will accept written instructions from you setting forth your calculation of the required amount to be withdrawn from your IRA contract each year, also subject to the $100 minimum per IRA Withdrawal. If at any time the IRA Withdrawal amount is greater than the Accumulation Value, we will immediately terminate the IRA contract and promptly send you an amount equal to the Cash Surrender Value.

You may not elect to make IRA Withdrawals if you have already elected to make systematic Withdrawals. Additionally, since only one systematic Withdrawal option may be elected at a time, if you have elected to make such systematic Withdrawals, distributions thereunder must be sufficient to satisfy the mandatory distribution rules imposed by federal income tax law; otherwise, we may alter such distributions to comply with federal income tax law. You are permitted to change the frequency of your IRA Withdrawals once per Contract Year, and you may cancel IRA Withdrawals altogether at any time by providing Notice to Us at least 7 days before the next scheduled IRA Withdrawal date to ensure such scheduled IRA Withdrawals and successive IRA Withdrawals are not affected.

The Tax Code and/or your plan may impose other limitations on withdrawals. See “FEDERAL TAX CONSIDERATIONS – Distributions – General.”

FEDERAL TAX CONSIDERATIONS

Introduction

The Contracts described in this prospectus are designed to be treated as an annuity for U.S. federal income tax purposes. This section discusses our understanding of current federal income tax laws affecting the Contracts. The U.S. federal income tax treatment of the Contracts is complex and sometimes uncertain. You should keep the following in mind when reading this section:
•	Your tax position (or the tax position of the Beneficiary, as applicable) determines the federal taxation of amounts held or paid out under the Contracts;
•	Tax laws change. It is possible that a change in the future could affect contracts issued in the past, including the Contracts described in this prospectus;
•
This section addresses some, but not all, applicable federal income tax rules and generally does not discuss federal estate and gift tax implications, state and local taxes or any other tax provisions;

•	We do not make any guarantee about the tax treatment of the Contracts or transactions involving the Contracts; and
•	No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of those set forth below.

We do not intend this information to be tax advice. No attempt is made to provide more than a general summary of information about the use of the Contract with tax-qualified retirement arrangements, and the Tax Code may contain other restrictions and conditions that are not included in this summary. You should consult with a tax and/or legal adviser for advice about the effect of federal income tax laws, state tax laws or any other tax laws affecting the Contract or any transactions involving the Contract.

Qualified Contracts

Qualified Contracts are designed for use by individuals and/or employers whose Purchase Payments are comprised solely of proceeds from and/or contributions to retirement plans or programs that are intended to qualify as plans or programs entitled to special favorable income tax treatment under sections 408 or 408A of the Tax Code. Employers or individuals intending to use the Contract with such plans should seek legal and tax advice.

Taxation of Qualified Contracts

Eligible Retirement Plans and Programs

The Contract may be purchased with the following retirement plans and programs to accumulate retirement savings:
•
Individual Retirement Annuities (“IRA”) and Roth IRA. Section 408 of the Tax Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”). Certain employers may establish Simplified Employee Pension (“SEP”) or Savings Incentive Match Plan for Employees (“SIMPLE”) plans to provide IRA contributions on behalf of their employees. Section 408A of the Tax Code permits certain eligible individuals to contribute to a Roth IRA, which provides for tax-free distributions, subject to certain restrictions. Sales of the Contract for use with IRAs or Roth IRAs may be subject to special requirements of the IRS. The IRS has not reviewed the Contracts described in this prospectus for qualification as IRAs and has not addressed, in a ruling of general applicability, whether the Contract’s death benefit provisions comply with the IRA qualification requirements.

The Company may offer or have offered the Contract for use with certain other types of qualified plans. Please see your Contract and consult with your tax adviser if you have questions about other types of plan arrangements not discussed herein.

Special Considerations for IRAs. IRAs are subject to limits on the amounts that can be contributed, the deductible amount of the contribution, the persons who may be eligible, and the time when distributions commence. Contributions to IRAs must be made in cash or as a rollover or a transfer from another eligible plan. Also, distributions from IRAs, individual retirement accounts, and other types of retirement plans may be “rolled over” on a tax-deferred basis into an IRA. You may roll over a distribution from an IRA to an IRA only once in any 12-month period. You will not be able to roll over any portion of an IRA distribution if you rolled over any other IRA distribution the preceding one-year period. This limit applies by aggregating all of your IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of this limit. Please note that this one-rollover-per-year rule does not apply to: (1) the conversion of a traditional IRA to a Roth IRA; (2) a rollover to or from a qualified plan, or (3) a trustee-to-trustee transfer between IRAs. Please consult your own tax and/or legal adviser if you have additional questions about these rules.

Early distributions from SIMPLE IRAs made within two years of beginning participation in the SIMPLE IRA are subject to a 25% early distribution tax.

Special Considerations for Roth IRAs. Contributions to a Roth IRA are subject to limits on the amount of contributions and the persons who may be eligible to contribute. Roth IRA contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA, IRA, or eligible plan. Individuals may convert an IRA, SEP, or a SIMPLE to a Roth IRA. Such rollovers and conversions are subject to tax, and other special rules may apply. A conversion of a traditional IRA to a Roth IRA, and a rollover from any other eligible retirement plan to a Roth IRA, made after December 31, 2017, cannot be recharacterized as having been made to a traditional IRA.

You will not be able to roll over any portion of a Roth IRA distribution if you rolled over any other IRA distribution during the preceding one-year period. This limit applies by aggregating all of your IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of this limit. Please note that this one-rollover-per-year rule does not apply to: (1) the conversion of a traditional IRA to a Roth IRA; (2) a rollover to or from a qualified plan; or (3) a trustee-to-trustee transfer between Roth IRAs. Please consult your own tax and/or legal adviser if you have additional questions about these rules.

A 10% penalty tax may apply to amounts attributable to a conversion to a Roth IRA if the amounts are distributed during the five taxable years beginning with the year in which the conversion was made.

Taxation

The tax rules applicable to Qualified Contracts vary according to the type of Qualified Contract, the specific terms and conditions of the Qualified Contract, and the terms and conditions of the qualified plan or program. The ultimate effect of federal income taxes on the amounts held under a Qualified Contract, or on Income Phase (i.e., annuity) payments from a Qualified Contract, depends on the type of Qualified Contract or program as well as your particular facts and circumstances. Special favorable tax treatment may be available for certain types of contributions and distributions. In addition, certain requirements must be satisfied in purchasing a Qualified Contract with proceeds from a tax-qualified plan or program in order to continue receiving favorable tax treatment.

Adverse tax consequences may result from:
•	Contributions in excess of specified limits;
•	Distributions before age 59½ (subject to certain exceptions);
•	Distributions that do not conform to specified commencement and minimum distribution rules; and
•	Other specified circumstances.

Some qualified plans and programs are subject to additional distribution or other requirements that are not incorporated into the Contracts described in this prospectus. No attempt is made to provide more than general information about the use of the Contract with qualified plans and programs. Contract Owners, sponsoring employers, participants, Annuitants and Beneficiaries are cautioned that the rights of any person to any benefit under these qualified plans and programs may be subject to the terms and conditions of the plan or program, regardless of the terms and conditions of the Contract. The Company is not bound by the terms and conditions of such plans and programs to the extent such terms contradict the language of the Contract unless we consent in writing.

Contract Owners, sponsoring employers, participants, Annuitants and Beneficiaries generally are responsible for determining that contributions, distributions, and other transactions with respect to the Contract comply with applicable law. Therefore, you should seek tax and/or legal advice regarding the suitability of a contract for your particular situation. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans or programs that qualify for the intended special federal tax treatment.

Tax Deferral. Under federal tax laws, earnings on amounts held in annuity contracts are generally not taxed until they are withdrawn. However, in the case of a qualified plan (as described in this prospectus), an annuity contract is not necessary to obtain this favorable tax treatment and does not provide any tax benefits beyond the deferral already available to the qualified plan itself. Annuities do provide other features and benefits (such as the guaranteed death benefit or the option of lifetime Income Phase options at established rates) that may be valuable to you. You should discuss your alternatives with a qualified financial representative taking into account the additional fees and expenses you may incur in an annuity.

Contributions

In order to be excludable from gross income for federal income tax purposes, total annual contributions to certain qualified plans and programs are limited by the Tax Code. We provide general information on these requirements for certain plans and programs below. You should consult with a tax and/or legal adviser in connection with contributions to a Qualified Contract.

Repeal of Maximum Age for Contributions to a Traditional IRA. The SECURE Act eliminated the maximum age after which contributions to a traditional IRA were not allowed. Consequently, individuals who have attained age 70½ will no longer be prohibited from making non-rollover contributions to traditional IRAs.

Traditional and Roth IRAs. You are eligible to contribute to a traditional IRA if you have compensation includible in income for the taxable year. For 2025, the contribution to your traditional IRA cannot exceed the lesser of $7,000 or your taxable compensation. If you are age 50 or older, you can make an additional catch-up contribution of $1,000. Contributions to a traditional IRA may be deductible depending on your modified adjusted gross income (“MAGI”), tax filing status, and whether you or your spouse are an active participant in a retirement plan.

You may be eligible to contribute to a Roth IRA if you have compensation includible in income for the year. For 2025, the contribution to a Roth IRA cannot exceed the lesser of $7,000 or your taxable compensation. If you are age 50 or older, you can make an additional catch-up contribution of $1,000. The amount you can contribute to a Roth IRA is reduced by the amount of any contributions you make to an individual retirement plan for your benefit (not including SEPs or SIMPLE IRAs). Your ability to contribute to a Roth IRA may be further limited by your MAGI and tax filing status. Contributions to a Roth IRA are not deductible.

Distributions – General

Certain tax rules apply to distributions from the Contract. A distribution is any amount taken from a contract including withdrawals, Income Phase (i.e., annuity) payments, and death benefit proceeds. If a portion of a distribution is taxable, the distribution will be reported to the IRS.

IRAs. All distributions from an IRA are taxed as received unless either one of the following is true:
•	The distribution is directly transferred to another IRA or to a plan eligible to receive rollovers as permitted under the Tax Code; or
•	You made after-tax contributions to the IRA. In this case, the distribution will be taxed according to rules detailed in the Tax Code.

10% Additional Tax. The Tax Code imposes a 10% additional tax on the taxable portion of any distribution from a contract used with an IRA. The Tax Code imposes a 10% additional tax on the taxable portion of any distribution from a traditional or Roth IRA.

Exceptions to the 10% additional tax may apply if:
•	You have attained age 59½;
•	You have become disabled, as defined in the Tax Code;
•	You have died and the distribution is to your Beneficiary;
•	The distribution amount is rolled over tax free into another eligible retirement plan or to a traditional or Roth IRA in accordance with the terms of the Tax Code;
•	The distribution is paid directly to the government in accordance with an IRS levy;
•	The distribution is a qualified reservist distribution as defined under the Tax Code;
•	The distribution is a qualified birth or adoption distribution;
•	The distribution is eligible for penalty relief extended to victims of certain natural disasters;
•	You have unreimbursed medical expenses that are deductible (without regard to whether you itemized deductions);
•
The distribution amount is made in substantially equal periodic payments (at least annually) over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary;

•	The distributions are not more than the cost of your medical insurance due to a period of unemployment (subject to certain conditions);
•	The distributions are not more than your qualified higher education expenses;
•	The distribution is made to a terminally ill individual;
•	The withdrawal amount is paid for certain emergency expenses;
•	The distribution is an eligible distribution to an eligible domestic abuse victim;_ or
•	You use the distribution to buy, build or rebuild a first home.

The Tax Code may provide other exceptions or impose other penalty taxes in other circumstances.

Qualified Distributions – Roth IRA. A partial or full distribution of Purchase Payments to a Roth IRA account and earnings credited on those Purchase Payments will be excludable from income if it is a qualified distribution. A “qualified distribution” from a Roth IRA account is defined as a distribution that meets the following two requirements:
•	The distribution occurs after the five-year taxable period measured from the earlier of:
>
The first taxable year you, as applicable, made a contribution to a Roth IRA or a designated Roth contribution to any designated Roth account established for you under the same applicable retirement plan as defined in Tax Code Section 402A;

>
If a rollover contribution was made from a designated Roth account previously established for you under another applicable retirement plan, the first taxable year for which you made a designated Roth contribution to such previously established account;

>	The first taxable year in which you made an in-plan Roth rollover of non-Roth amounts under the same plan; AND
•	The distribution occurs after you attain age 59½, die with payment being made to your Beneficiary or estate, or become disabled as defined in the Tax Code.

A distribution from a Roth account that is not a qualified distribution is includible in gross income under the Tax Code in proportion to your investment in the Contract (basis) and earnings on the Contract.

Lifetime Required Minimum Distributions (IRAs)

To avoid certain tax penalties, you and any designated Beneficiary must also satisfy the required minimum distribution rules set forth in the Tax Code. These rules dictate the following:
•	The start date for distributions;
•	The time period in which all amounts in your Contract(s) must be distributed; and
•	Distribution amounts.

Start Date. Generally, you must begin receiving distributions by April 1 of the calendar year following the calendar year in which you attain age 73 (or such other age as prescribed by Tax Code Section 401(a)(9)).

Time Period. You must receive distributions from the Contract over a period not extending beyond one of the following time periods:
•	Over your life or the joint lives of you and your designated Beneficiary; or
•	Over a period not greater than your life expectancy or the joint life expectancies of you and your designated Beneficiary.

Distribution Amounts. The amount of each required minimum distribution must be calculated in accordance with Tax Code Section 401(a)(9). Before annuity payments begin, the required minimum distribution amount is generally determined by dividing the entire interest in the account as of December 31 of the preceding year by the applicable distribution period. The entire interest in the account includes the amount of any outstanding rollover, transfer, and recharacterization, if applicable, and the actuarial present value of other benefits provided under the account, such as guaranteed death benefits and any optional living benefit. If annuity payments have begun under an annuity option that satisfies the Tax Code Section 401(a)(9) regulations, such payments will generally be viewed as satisfying your required minimum distribution.

25% Excise Tax. If you fail to receive the required minimum distribution for any tax year, a 25% excise tax is imposed on the required amount that was not distributed. In certain circumstances this excise tax may be waived by the IRS.

Roth IRAs. Required minimum distributions are not applicable to Roth IRAs during your lifetime.

Further information regarding required minimum distributions may be found in your Contract or certificate.

Required Distributions Upon Death (IRAs and Roth IRAs)

Upon your death, any remaining interest in an IRA or Roth IRA must be distributed in accordance with federal income tax requirements under Section 401(a)(9) of the Tax Code. The death benefit provisions of your Contract will be interpreted to comply with those requirements. The Setting Every Community Up for Retirement Enhancement Act (“SECURE Act”) amended the post-death distribution requirements that are generally applicable with respect to deaths occurring after 2019. The post-death distribution requirements under prior law continue to apply in certain circumstances.

Prior Law. Under prior law, if an employee under an employer sponsored retirement plan dies prior to the required beginning date, the remaining interest must be distributed (1) within five years after the death (the “five-year rule”), or (2) over the life of the designated Beneficiary, or over a period not extending beyond the life expectancy of the designated Beneficiary, provided that such distributions commence within one year after death (the “lifetime payout rule”). If the employee dies on or after the required beginning date (including after the date distributions have commenced in the form of an annuity), the remaining interest must be distributed at least as rapidly as under the method of distribution being used as of the date of death (the “at-least-as-rapidly rule”).

The New Law. Under the new law, if you die after 2019, and you have a designated Beneficiary, any remaining interest must be distributed within ten years after your death, unless the designated Beneficiary is an eligible designated Beneficiary (“EDB”) or some other exception applies. A designated Beneficiary is any individual designated as a Beneficiary by the employee. An EDB is any designated Beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than ten years younger than you. An individual’s status as an EDB is determined on the date of your death. This ten-year post-death distribution period applies regardless of whether you die before your required beginning date, or you die on or after that date (including after distributions have commenced in the form of an annuity). However, if the Beneficiary is an EDB and the EDB dies before the entire interest is distributed under this ten-year rule, the remaining interest must be distributed within ten years after the EDB’s death (i.e., a new ten-year distribution period begins).

Instead of taking distributions under the new ten-year rule, an EDB can stretch distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence within one year of your death, subject to certain special rules. In particular, if the EDB dies before the remaining interest is distributed under this stretch rule, the remaining interest must be distributed within ten years after the EDB’s death (regardless of whether the remaining distribution period under the stretch rule was more or less than ten years). In addition, if your minor child is an EDB, the child will cease to be an EDB on the date the child reaches the age of majority, and any remaining interest must be distributed within ten years after that date (regardless of whether the remaining distribution period under the stretch rule was more or less than ten years).

If your Beneficiary is not an individual, such as a charity, your estate, or in some cases a trust, any remaining interest after your death generally must be distributed under prior law in accordance with the five-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). However, if your Beneficiary is a trust and all the Beneficiaries of the trust are individuals, the new law may apply pursuant to special rules that treat the Beneficiaries of the trust as designated Beneficiaries, including special rules allowing a Beneficiary of a trust who is disabled or chronically ill to stretch the distribution of their interest over their life or life expectancy in some cases. You should consult a professional tax adviser about the federal income tax consequences of your Beneficiary designations, particularly if a trust is involved.

More generally, the new law applies if you die after 2019, subject to several exceptions. In particular, if you are an employee under a governmental plan, such as a governmental 457(b) plan, the new law applies to your interest in that plan if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, the new law generally applies to your interest in that plan if you die after 2021 (unless the collective bargaining agreements terminate earlier).

In addition, the new post-death distribution requirements generally do not apply if the employee died prior to January 1, 2020. However, if the designated Beneficiary of the deceased employee dies after January 1, 2020, any remaining interest must be distributed within ten years of the designated Beneficiary’s death. Hence, this ten-year rule generally will apply to a Contract issued prior to 2020 which continues to be held by a designated Beneficiary of an employee who died prior to 2020.

It is important to note that under prior law, Income Phase payments that commenced under a method that satisfied the distribution requirements while the employee was alive could continue to be made under that method after the death of the employee. Under the new law, however, if you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than ten years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be accelerated at the end of that period (or otherwise modified after your death if permitted under federal tax law and by us) in order to comply with the new post-death distribution requirements.

Certain transition rules may apply. Please consult your tax adviser.

Start Dates for Spousal Beneficiaries. Under the new law, as under prior law, if your Beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse’s death by transferring the remaining interest tax-free to your surviving spouse’s own IRA.

The post-death distribution requirements are complex and unclear in numerous respects. The IRS and U.S. Department of the Treasury have issued very little guidance on the new law. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.

The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract's death benefit and any joint-life coverage under an optional living benefit.  All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law.  The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes.  Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law.  Consult a tax adviser for more information on this subject.

Withholding

Taxable distributions under the Contract are generally subject to withholding. Federal income tax withholding rates vary according to the type of distribution and the recipient’s tax status.

IRAs and Roth IRAs. Generally, you or, if applicable, a designated Beneficiary may elect not to have tax withheld from distributions. Withholding is mandatory, however, if the distributee fails to provide a valid taxpayer identification number, if we are notified by the IRS that the taxpayer identification number we have on file is incorrect, or if the payment is made outside of the U.S. Regardless of whether you elect to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment.

Non-Resident Aliens. If you or your designated Beneficiary is a non-resident alien, any withholding will  be 30% unless you or your designated Beneficiary is eligible for a tax treaty rate based on the individual’s citizenship and the country of domicile.

Assignment and Other Transfers

IRAs and Roth IRAs. The Tax Code does not allow a transfer or assignment of your rights under these Contracts except in limited circumstances. Adverse tax consequences may result if you assign or transfer your interest in the Contract to persons other than your spouse incident to a divorce. Anyone contemplating such an assignment or transfer should contact a tax and/or legal adviser regarding the potential tax effects of such a transaction.

Tax Consequences of Living Benefits

Except as otherwise noted, when a full or partial withdrawal from a contract occurs under a minimum guaranteed withdrawal benefit rider, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract value (unreduced by the amount of any deferred sales charge) immediately before the distribution over the investment in the Contract at that time.

Investment in the Contract is generally equal to the amount of all contributions to the Contract previously included in your gross income, plus amounts previously included in your gross income as the result of certain loans, assignments, or gifts, less the aggregate amount of non-taxable distributions previously made. The income on the Contract for purposes of calculating the taxable amount of a distribution may be unclear. For example, the living benefits provided under the MGWB provision could increase the Contract value that applies. Thus, the income on the Contract could be higher than the amount of income that would be determined without regard to such a benefit. As a result, you could have higher amounts of income than will be reported to you. In addition, payments under any guaranteed payment phase of such riders may be subject to the exclusion ratio rules under Tax Code Section 72(b) for tax purposes.  Please consult your tax adviser about the tax consequences of living benefits.

Possible Changes in Taxation

Although the likelihood of changes in tax legislation, regulation, rulings, and other interpretation thereof is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or other means. It is also possible that any change could be retroactive (i.e., effective before the date of the change). You should consult a tax and/or legal adviser with respect to legislative developments and their effect on the Contract.

Taxation of the Company

We are taxed as a life insurance company under the Tax Code. The Separate Account is not a separate entity from us. Therefore, it is not taxed separately as a “regulated investment company” but is taxed as part of the Company.

We automatically apply investment income and capital gains attributable to the Separate Account to increase reserves under the Contracts. Because of this, under existing federal tax law we believe that any such income and gains will not be taxed. Because we do not expect that we will incur any federal income tax liability attributable to the Separate Account we do not intend to make any provision for such taxes. However, changes in the tax laws and/or in their interpretation may result in our being taxed on income or gains attributable to the Separate Account. In this case we may impose a charge against a separate account (with respect to some or all of the Contracts) to set aside provisions to pay such taxes. We may deduct this amount from the Separate Account, including from your Contract value invested in the Subaccounts.

In calculating our corporate income tax liability, we may claim certain corporate income tax benefits associated with the investment company assets, including Separate Account assets, which are treated as Company assets under applicable income tax law. These benefits may reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividends received deductions. We do not pass the tax benefits to the holders of the Separate Account because (1) the Contract Owners are not the owners of the assets generating these benefits under applicable income tax law; and (2) we do not currently include Company income taxes in the tax charges you pay under the Contract. We reserve the right to change these tax practices.

OTHER TOPICS

Contract Distribution

General

The Company’s subsidiary, Voya Financial Partners, LLC, serves as the principal underwriter for the Contracts. Voya Financial Partners, LLC, a Delaware limited liability company, is registered as a broker-dealer with the SEC. Voya Financial Partners, LLC is also a member of FINRA and the Securities Investor Protection Corporation. Voya Financial Partners, LLC’s principal office is located at One Orange Way, Windsor, CT 06095-4774.

Voya Financial Partners, LLC does not retain any commissions or compensation that we pay to it for contract sales.  Voya Financial Partners, LLC enters into selling agreements with affiliated, including Voya Financial Advisors, Inc., and unaffiliated broker/dealers to sell the Contracts through their registered representatives who are licensed to sell securities and variable insurance products (“selling firms”). Selling firms are also registered with the SEC and are FINRA member firms.

Voya Financial Partners, LLC pays selling firms compensation for the promotion and sale of the Contracts.  Registered representatives of the selling firms who solicit sales of the Contracts typically receive a portion of the compensation paid by Voya Financial Partners, LLC to such selling firm in the form of commissions or other compensation, depending on the agreement between the selling firm and the registered representative. This compensation, as well as other incentives or payments, is not paid directly by the Owners of the Contract or by Variable Annuity Account B. We intend to recoup this compensation and other sales expenses paid to selling firms through fees and charges imposed under the Contracts.

Compensation Arrangements. Voya Financial Partners, LLC pays selling firms for contract sales according to one or more schedules. This compensation is generally based on a percentage of Premium payments. Selling firms may receive commissions of up to 0.50% of Premium. In addition, selling firms may receive ongoing annual compensation of up to 0.50% of all, or a portion, of the values of contracts sold through such selling firm.  Individual representatives may receive all or a portion of the compensation paid to their selling firm, depending on such selling firm’s practices. Commissions and annual compensation, when combined with additional compensation or reimbursement of expenses (as more fully described below), could exceed 0.50% of Premium.

Voya Financial Partners, LLC has special compensation arrangements with certain selling firms based on such firms’ aggregate or anticipated sales of the Contracts or other specified criteria. These special compensation arrangements will not be offered to all selling firms, and the terms of such arrangements may differ among selling firms based on various factors. Any such compensation payable to a selling firm will not result in any additional direct charge to you by us.

In addition to direct cash compensation for sales of Contracts described above, through Voya Financial Partners, LLC, we may also pay distributors additional compensation or reimbursement of expenses for their efforts in selling Contracts to you and other customers. These amounts may include:
•
Marketing/distribution allowances that may be based on the percentages of Purchase Payments received, the aggregate commissions paid and/or the aggregate assets held in relation to certain types of designated insurance products issued by the Company and/or its affiliates during the year;

•
Loans or advances of commissions in anticipation of future receipt of Purchase Payments (a form of lending to registered representatives). These loans may have advantageous terms, such as reduction or elimination of the interest charged on the loan and/or forgiveness of the principal amount of the loan, which may be conditioned on sales;

•
Education and training allowances to facilitate our attendance at certain educational and training meetings to provide information and training about our products. We also hold training programs from time to time at our own expense;

•
Sponsorship payments or reimbursements for distributors to use in sales contests and/or meetings for their registered representatives who sell our products. We do not hold contests based solely on sales of this product;

•	Certain overrides and other benefits that may include cash compensation based on the amount of earned commissions, representative recruiting or other activities that promote the sale of contracts; and
•
Additional cash or noncash compensation and reimbursements permissible under existing law. This may include, but is not limited to, cash incentives, merchandise, trips, occasional entertainment, meals, and tickets to sporting events, client appreciation events, business and educational enhancement items, payment for travel expenses (including meals and lodging) to pre-approved training and education seminars and payment for advertising and sales campaigns.

We pay dealer concessions, wholesaling fees, overrides, bonuses, other allowances and benefits and the costs of all other incentives or training programs from our resources, which include the fees and charges imposed under the Contracts.

The following is a list of the top 25 distributors that, during 2024, received the most compensation, in the aggregate, from us in connection with the sale of registered variable annuity contracts issued by the Company, ranked by total dollars received:
•	•

• LPL Financial Corporation;
• Morgan Stanley Smith Barney LLC;
• Cetera Advisor Networks LLC;
• Northwestern Mutual Investment Service;
• Osaic Wealth, Inc.;
• Ameriprise Financial Services, Inc.;
• Lincoln Investment Planning Inc;
• Kestra Investment Services, LLC;
• Park Avenue Securities, LLC;
• Osaic FA, Inc.
• Woodbury Financial Services Inc.;
• Securities America
• NYLIFE Securities LLC;
• Allstate Financial Services LLC;

• Cambridge Investment Research Inc.;
• USI Securities Inc.;
• Cetera Advisors LLC;
• American Portfolios Financial Services;
• Cuso Financial Services;
• PFS Investments Inc.;
• RBC Capital Markets LLC;
• Cetera Advisors LLC;
• Packerland Brokerage Services
• TransAmerica Financial Advisors, Inc.
• Concourse Financial Group Securities;

Voya Financial Partners, LLC may also compensate wholesalers/distributors, and their sales management personnel, for contract sales within the wholesale/distribution channel. This compensation may be based on a percentage of Premiums and/or a percentage of Accumulation Value. Voya Financial Partners, LLC may, at its discretion, pay additional cash compensation to wholesalers/distributors for sales by certain broker-dealers or “focus firms.”

This is a general discussion of the types and levels of compensation paid by us for the sale of our variable annuity contracts. It is important for you to know that the payment of volume or sales-based compensation to a distributor or registered representative may provide that registered representative a financial incentive to promote our contracts over those of another company and may also provide a financial incentive to promote one of our contracts over another.

The names of the distributor and the registered representative responsible for your account are stated in your enrollment materials.

Order Processing

In certain circumstances, we may need to correct the pricing associated with an order that has been processed. In such circumstances, we may incur a loss or receive a gain depending upon the price of the Fund when the order was executed and the price of the Fund when the order is corrected. Losses may be covered from our assets and gains that may result from such order correction will be retained by us as additional compensation associated with order processing.

State Variations

Due to state law variations, the options and benefits described in this prospectus may vary or may not be available depending on the state in which the Contract is issued. Possible state law variations include, but are not limited to, minimum Premium and MGWB Base amounts, investment options, issue age limitations, canceling the Contract, annuity payment options, ownership and interests in the Contract and assignment privileges. This prospectus describes all the material features of the Contract. For more information about state variations, please see your Contract or certificate.

Anti-Money Laundering

In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of the USA PATRIOT Act and other current anti-money laundering laws. Among other things, this program requires us, our agents, and customers to comply with certain procedures and standards that will allow us to verify the identity of the sponsoring organization and that contributions and loan repayments are not derived from improper sources.

Under our anti-money laundering program, we may require customers, and/or Beneficiaries to provide sufficient evidence of identification, and we reserve the right to verify any information provided to us by accessing information databases maintained internally or by outside firms.

We may also refuse to accept certain forms of payments or loan repayments (traveler’s cheques, for example) or restrict the amount of certain forms of payments or loan repayments. In addition, we may require information as to why a particular form of payment was used (third party checks, for example) and the source of the funds of such payment in order to determine whether or not we will accept it. Use of an unacceptable form of payment may result in us returning the payment to you.

Applicable laws designed to prevent terrorist financing and money laundering might, in certain circumstances, require us to block certain transactions until authorization is received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

Our anti-money laundering program is subject to change without notice to take account of changes in applicable laws or regulations and our ongoing assessment of our exposure to illegal activity.

Unclaimed Property

Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on Contract Owners, insureds, Beneficiaries, and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances.

Contract Owners are urged to keep their own, as well as their Beneficiaries’ and other payees’, information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and Social Security numbers. Such updates should be communicated to Customer Service.

Cyber Security

Like others in our industry, we are subject to operational and information security risks resulting from "cyber-attacks", "hacking" or similar illegal or unauthorized intrusions into computer systems and networks. These risks include, among other things, the theft, misuse, corruption, and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Although we seek to limit our vulnerability to such risks through technological and other means and we rely on industry standard commercial technologies to maintain the security of our information systems, it is not possible to anticipate or prevent all potential forms of cyber-attack or to guarantee our ability to fully defend against all such attacks. In addition, due to the sensitive nature of much of the financial and similar personal information we maintain, we may be at particular risk for targeting.

Cyber-attacks affecting us, any third-party administrator, the underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Account Value. For instance, cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders from our website or with the underlying Funds, impact our ability to calculate AUVs, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Contract to lose value. There can be no assurance that we or the underlying Funds or our service providers will avoid losses affecting your Contract that result from cyber-attacks or information security breaches in the future.

State Regulation

We are regulated by the Insurance Department of the State of Connecticut. We are also subject to the insurance laws and regulations of all jurisdictions in which we do business. The Contract offered by this prospectus has been approved where required by such jurisdictions. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business to allow regulators to assess our solvency and compliance with state insurance laws and regulations.

Right to Examine and Return the Contract

Subject to state law, you may return the Contract for any reason or no reason at all within 15 days of receipt (or 30 days if the Contract is a replacement contract as defined by applicable state law) and receive the Accumulation Value plus any charges we have deducted, which amount may be more or less than the Premium paid because of the investment performance of the Subaccount into which the Premium is allocated. During the Right to Examine Period, your Premium will be allocated to the Subaccount that invests in the Voya Government Money Market Portfolio, and at the end of the Right to Examine Period your Accumulation Value will automatically be reallocated to the Subaccount that invests in the Voya Target In-Retirement Fund (Class I). For contracts issued in California, if you are age 60 or older on the date the application was signed, you may direct us to allocate your Premium to the Voya Target In-Retirement Fund (Class I) during the Right to Examine Period rather than to the Voya Government Money Market Portfolio. If you decide to return the Contract, you must deliver it to:

•	Us at Customer Service at: PO BOX 981331, Boston, MA 02298-1331; or
•	To your agent/registered representative.

Non-Waiver

We may, in our discretion, elect not to exercise a right, privilege or option under the Contract.  Such election will not constitute our waiver of the right to exercise such right, privilege or option at a later date, nor will it constitute a waiver of any provision of the Contract.

Special Arrangements

We may reduce or waive any contract fees or charges for certain group or sponsored arrangements, under special programs, and for certain employees, agents, and related persons of our parent corporation and its affiliates.  We reduce or waive these items based on expected economies, and the variations are based on differences in costs or services.  To find out which waivers apply to the Contract issued in connection with your plan, consult the certificate or the Contract (held by the Contract Holder. Any reduction or waiver will be applied in a non-discriminatory manner.

Administrative Procedures

We may accept a request for customer service related to the Contract in writing, by telephone, or other approved electronic means, subject to our administrative procedures, which vary depending on the type of service requested and may include proper completion of certain forms, providing appropriate identifying information, and/or other administrative requirements.  We will process your request at the Accumulation Value as it is next determined only after you have met all administrative requirements.  Please be advised that the risk of a fraudulent transaction is increased with telephonic or electronic instructions (for example, a facsimile Withdrawal request form), even if appropriate identifying information is provided.

Payment Delay or Suspension

We reserve the right to suspend or postpone the date of any payment of benefits or values under the following circumstances:
•	On any valuation date when the NYSE is closed (except customary weekend and holiday closings), or when trading on the NYSE is restricted;
•
When an emergency exists as determined by the SEC so that disposal of securities held in the Subaccounts is not reasonably practicable or it is not reasonably practicable to fairly determine the value of the Subaccount’s assets; and

•	During any other periods the SEC may by order permit for the protection of Investors.

The conditions under which restricted trading, or an emergency exists shall be determined by the rules and regulations of the SEC.

We have the right to delay payment for up to six months, contingent upon written approval by the insurance supervisory official in the jursidiction in which this Contract is issued. Payment of benefits or values may also be delayed or suspended as required by court order or any regulatory action.

Deferred payments may include interest that is required by applicable state law.

Misstatement Made by Owner in Connection with Purchase of the Contract

We may require proof of the age and/or sex of the person upon whose life the MGWB, Death Benefit or Annuity Payments are determined. If the Owner misstates the age or sex of such person, we reserve the right to adjust (either upward or downward) these payments based on the correct age or sex.  If an upward adjustment to your benefit payment is required, we will include an amount in your next benefit payment representing the past underpayments by us, with interest credited at a rate of 1.5% annually (where permitted). If a downward adjustment to your benefit payment is required, we will make a deduction from future benefit payments until the past overpayments by us, plus interest at 1.5% annually (where permitted), has been repaid in full by you.

We reserve the right (where permitted) to void the Contract and return the Cash Surrender Value in the event of any material misrepresentation made by the Owner in connection with the purchase of the Contract.

Reports to Contract Owners

We will confirm purchase, transfer, and Withdrawal transactions usually within five Business Days of processing any such transaction. At least once a year, we will send you, without charge, a report showing the current Accumulation Value and Cash Surrender Value, as well as amounts deducted from, or added to, the Accumulation Value since the last report. This report will show your allocation of the Accumulation Value to the Subaccount(s), as well as any other information that is required by law or regulation. We may also send you a quarterly statement showing these same values as of the end of the calendar quarter.

In addition, we will provide you with any other reports, notices, or documents that we are required by applicable law to furnish to you. We will send these reports to you at your last known address within 60 days after the report date.

Legal Proceedings

We are not aware of any pending legal proceedings that are likely to have a material adverse effect upon the Company’s ability to meet its obligations under the Contract, Voya Financial Partners, LLC’s ability to distribute the Contract or upon the Separate Account.

•
Litigation. Notwithstanding the foregoing, the Company and/or Voya Financial Partners, LLC, is a defendant in a number of litigation matters arising from the conduct of its business, both in the ordinary course and otherwise. In some of these matters, claimants may seek to recover very large or indeterminate amounts, including compensatory, punitive, treble and exemplary damages. Certain claims are asserted as class actions. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages and other relief. The variability in pleading requirements and past experience demonstrates that the monetary and other relief that may be requested in a lawsuit or claim oftentimes bears little relevance to the merits or potential value of a claim.

•
Regulatory Matters. As with other financial services companies, the Company, and its affiliates, including Voya Financial Partners, LLC, periodically receive informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the Company or the financial services industry. It is the practice of the Company to cooperate fully in these matters.

The outcome of a litigation or regulatory matter and the amount or range of potential loss is difficult to forecast and estimating potential losses requires significant management judgment. It is not possible to predict the ultimate outcome for all pending litigation and regulatory matters and given the large and indeterminate amounts sought and the inherent unpredictability of such matters, it is possible that an adverse outcome in certain litigation or regulatory matters could, from time to time, have a material adverse effect upon the Company’s results of operations or cash flows in a particular quarterly or annual period.

Financial Statements

The statements of assets and liabilities, the statements of operations, the statements of changes in net assets and the related notes to financial statements for Variable Annuity Account B and the consolidated financial statements and the related notes to consolidated financial statements for Voya Retirement Insurance and Annuity Company are located in the SAI. To request a free SAI, please contact Customer Service at 1-855-720-0409.

APPENDIX A:  FUNDS AVAILABLE UNDER THE CONTRACT

The following is a list of Funds available under the Contract. The Funds available to you may vary based on employer and state approval and participants should refer to their plan documents for a list of available Funds.

More information about the Funds available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://vpx.broadridge.com/getcontract1.asp?dtype=isp&cid=voyavpx&fid=92912K117. You can also request this information at no cost by calling Customer Service at 1-855-720-0409 or by sending an email request to ProspectusRequests@voya.com.

The current expenses and performance information below reflects fee and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2024)
			1 year	5 year	10 year
Seeks to provide high current return consistent with preservation of capital and liquidity, through investment in high-quality money market instruments while maintaining a stable share price of $1.00.	Voya Government Money Market Portfolio (Class I)[1], [2,3] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.40%	-2.38%	0.61%	0.30%

* Operating expenses reflecting applicable waivers or expense limitations as reported in the Fund’s expenses.
1 There is no guarantee that the Voya Government Money Market Portfolio Subaccount will have a positive or level return.
2 Unless required otherwise by state law, Premium will automatically be allocated to the Subaccount that invests in the Voya Government Money Market Portfolio during the Right to Examine Period.
3      Effective May 1, 2024, the Voya Government Money Market Portfolio (Class S) was liquidated and transferred to the Voya Government Money Market Portfolio (Class I).

APPENDIX B:  MGWB OPTION DATA TABLE

Option Data Table (applicable only if Joint and Survivor MGWB has been elected).  If a Joint and Survivor MGWB is elected, when the MAW is requested, the MAW shall be actuarially adjusted based on the Annuitant’s and the Annuitant’s spouse’s ages on the date of the request, following the adjustment for Early Lifetime Withdrawal Commencement or Deferred Lifetime Withdrawal Commencement, if applicable, using the following Joint and Survivor Equivalency Factors:

Annuity 2000 Basic Mortality / 3% Interest Joint and Survivor Equivalency Factors
							Annuitant’s Age
Spouse’s
Age	62	63	64	65	66	67	68	69	70	71	72	73	74
20	58%	57%	55%	54%	52%	51%	49%	48%	46%	44%	43%	41%	40%
21	58%	57%	55%	54%	52%	51%	49%	48%	46%	45%	43%	42%	40%
22	59%	57%	56%	54%	53%	51%	50%	48%	47%	45%	43%	42%	40%
23	59%	58%	56%	55%	53%	51%	50%	48%	47%	45%	44%	42%	41%
24	59%	58%	56%	55%	53%	52%	50%	49%	47%	45%	44%	42%	41%
25	60%	58%	57%	55%	54%	52%	51%	49%	47%	46%	44%	43%	41%
26	60%	59%	57%	56%	54%	52%	51%	49%	48%	46%	44%	43%	41%
27	61%	59%	58%	56%	54%	53%	51%	50%	48%	46%	45%	43%	42%
28	61%	59%	58%	56%	55%	53%	52%	50%	48%	47%	45%	43%	42%
29	61%	60%	58%	57%	55%	54%	52%	50%	49%	47%	45%	44%	42%
30	62%	60%	59%	57%	56%	54%	52%	51%	49%	47%	46%	44%	43%
31	62%	61%	59%	58%	56%	54%	53%	51%	49%	48%	46%	44%	43%
32	63%	61%	60%	58%	56%	55%	53%	52%	50%	48%	47%	45%	43%
33	63%	62%	60%	59%	57%	55%	54%	52%	50%	49%	47%	45%	44%
34	64%	62%	61%	59%	57%	56%	54%	52%	51%	49%	47%	46%	44%
35	64%	63%	61%	60%	58%	56%	55%	53%	51%	49%	48%	46%	44%
36	65%	63%	62%	60%	58%	57%	55%	53%	52%	50%	48%	46%	45%
37	65%	64%	62%	61%	59%	57%	56%	54%	52%	50%	49%	47%	45%
38	66%	64%	63%	61%	59%	58%	56%	54%	53%	51%	49%	47%	46%
39	67%	65%	63%	62%	60%	58%	57%	55%	53%	51%	50%	48%	46%
40	67%	66%	64%	62%	61%	59%	57%	55%	54%	52%	50%	48%	47%
41	68%	66%	65%	63%	61%	60%	58%	56%	54%	52%	51%	49%	47%
42	69%	67%	65%	64%	62%	60%	58%	57%	55%	53%	51%	49%	48%
43	69%	68%	66%	64%	63%	61%	59%	57%	55%	54%	52%	50%	48%
44	70%	68%	67%	65%	63%	62%	60%	58%	56%	54%	52%	51%	49%
45	71%	69%	67%	66%	64%	62%	60%	59%	57%	55%	53%	51%	49%
46	71%	70%	68%	66%	65%	63%	61%	59%	57%	56%	54%	52%	50%
47	72%	71%	69%	67%	65%	64%	62%	60%	58%	56%	54%	53%	51%
48	73%	71%	70%	68%	66%	64%	63%	61%	59%	57%	55%	53%	51%
49	74%	72%	71%	69%	67%	65%	63%	62%	60%	58%	56%	54%	52%
50	75%	73%	71%	70%	68%	66%	64%	62%	61%	59%	57%	55%	53%
51	75%	74%	72%	71%	69%	67%	65%	63%	61%	59%	57%	56%	54%
52	76%	75%	73%	71%	70%	68%	66%	64%	62%	60%	58%	56%	54%
53	77%	76%	74%	72%	71%	69%	67%	65%	63%	61%	59%	57%	55%
54	78%	77%	75%	73%	71%	70%	68%	66%	64%	62%	60%	58%	56%
55	79%	77%	76%	74%	72%	71%	69%	67%	65%	63%	61%	59%	57%
56	80%	78%	77%	75%	73%	72%	70%	68%	66%	64%	62%	60%	58%
57	81%	79%	78%	76%	74%	73%	71%	69%	67%	65%	63%	61%	59%
58	82%	80%	79%	77%	75%	74%	72%	70%	68%	66%	64%	62%	60%
59	83%	81%	80%	78%	76%	75%	73%	71%	69%	67%	65%	63%	61%
60	83%	82%	81%	79%	77%	76%	74%	72%	70%	68%	66%	64%	62%

	Annuity 2000 Basic Mortality / 3% Interest Joint and Survivor Equivalency Factors (continued)
							Annuitant’s Age
Spouse’s
Age	62	63	64	65	66	67	68	69	70	71	72	73	74
61	84%	83%	82%	80%	78%	77%	75%	73%	71%	69%	67%	65%	63%
62	85%	84%	83%	81%	79%	78%	76%	74%	72%	70%	68%	66%	64%
63	86%	85%	83%	82%	80%	79%	77%	75%	74%	72%	70%	68%	66%
64	87%	86%	84%	83%	82%	80%	78%	77%	75%	73%	71%	69%	67%
65	88%	87%	85%	84%	83%	81%	79%	78%	76%	74%	72%	70%	68%
66	89%	87%	86%	85%	84%	82%	81%	79%	77%	75%	73%	71%	69%
67	89%	88%	87%	86%	85%	83%	82%	80%	78%	76%	75%	73%	71%
68	90%	89%	88%	87%	86%	84%	83%	81%	79%	78%	76%	74%	72%
69	91%	90%	89%	88%	87%	85%	84%	82%	81%	79%	77%	75%	73%
70	92%	91%	90%	89%	87%	86%	85%	83%	82%	80%	78%	77%	75%
71	92%	91%	90%	89%	88%	87%	86%	84%	83%	81%	80%	78%	76%
72	93%	92%	91%	90%	89%	88%	87%	86%	84%	83%	81%	79%	77%
73	93%	93%	92%	91%	90%	89%	88%	87%	85%	84%	82%	80%	79%
74	94%	93%	93%	92%	91%	90%	89%	88%	86%	85%	83%	82%	80%
75	95%	94%	93%	92%	92%	91%	90%	89%	87%	86%	85%	83%	81%
76	95%	95%	94%	93%	92%	91%	91%	89%	88%	87%	86%	84%	83%
77	96%	95%	94%	94%	93%	92%	91%	90%	89%	88%	87%	85%	84%
78	96%	95%	95%	94%	94%	93%	92%	91%	90%	89%	88%	87%	85%
79	96%	96%	95%	95%	94%	94%	93%	92%	91%	90%	89%	88%	86%
80	97%	96%	96%	95%	95%	94%	93%	93%	92%	91%	90%	89%	87%
81	97%	97%	96%	96%	95%	95%	94%	93%	93%	92%	91%	90%	88%
82	97%	97%	97%	96%	96%	95%	95%	94%	93%	92%	92%	91%	89%
83	98%	97%	97%	97%	96%	96%	95%	95%	94%	93%	92%	91%	90%
84	98%	98%	97%	97%	97%	96%	96%	95%	95%	94%	93%	92%	91%
85	98%	98%	98%	97%	97%	97%	96%	96%	95%	94%	94%	93%	92%
86	98%	98%	98%	98%	97%	97%	97%	96%	96%	95%	94%	94%	93%
87	99%	98%	98%	98%	98%	97%	97%	97%	96%	96%	95%	94%	94%
88	99%	99%	98%	98%	98%	98%	97%	97%	96%	96%	96%	95%	94%
89	99%	99%	99%	98%	98%	98%	98%	97%	97%	96%	96%	95%	95%
90	99%	99%	99%	99%	98%	98%	98%	98%	97%	97%	96%	96%	95%

For ages not shown, appropriate factors will be provided.

Example:
Assume that the Annuitant is age 64 when she elects to begin receiving MAW payments and that at age 65 she would be eligible to receive single life MAW payments equal to $12,000 annually.  Also assume she elects a Joint and Survivor MGWB and her spouse is age 66.  Using these assumptions, after adjustment of the single life MAW amount at age 65 for Early Lifetime Withdrawal Commencement and application of the above Joint and Survivor Equivalency Factors, the Annuitant and her spouse will be entitled to MAW payments each year in the amount of $9,804.  ($12,000 * 0.95 (the percentage reduction for Early Lifetime Withdrawal Commencement at age 64) = $11,400; $11,400 * 0.86 (the applicable Joint and Survivor Equivalency Factor for an Annuitant age 64 and a spouse age 66) = $9,804.)

As shown in this example, when making adjustments to the MAW, the MAW amount is first determined at the Annuitant’s age 65, that amount is then adjusted for Early or Deferred Lifetime Withdrawal Commencement, and then there is a subsequent adjustment using the Equivalency Factors above if a Joint and Survivor MGWB is elected.

HOW TO GET MORE INFORMATION

The SAI includes additional information about the Contract and the Separate Account and is incorporated by reference into this prospectus. The SAI can be found online at https://vpx.broadridge.com/getcontract1.asp?dtype=isp&cid=voyavpx&fid=92912K117 or available without charge, upon request, by calling us toll-free at 1-855-720-0409 or by sending an email request to ProspectusRequests@voya.com. You also can request other information and make other inquiries by calling that toll-free number.

Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

PART B
INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

VARIABLE ANNUITY ACCOUNT B
of
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY

Statement of Additional Information Dated May 1, 2025

VOYA express RETIREMENT VARIABLE ANNUITY
issued to
Individual Retirement Annuities under Section 408(b), and
Roth Individual Retirement Annuities under Section 408A

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus dated May 1, 2025, for the Voya Retirement Insurance and Annuity Company Contracts referenced above. The prospectus sets forth information that a prospective Investor ought to know before investing. You may obtain a free copy of the Prospectus, by either contacting Customer Service at Defined Contract Administration, PO BOX 981331, Boston, MA 02298-1331, 1-855-720-0409.

Terms used in this SAI shall have the same meaning as in the prospectus.

GENERAL INFORMATION AND HISTORY

The Company issues the Contracts described in the prospectus and is responsible for providing each Contracts’ insurance and annuity benefits. All guarantees and benefits provided under the Contracts that are not related to the Separate Account are subject to the claims paying ability of the Company and our General Account. We are a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976. Prior to January 1, 2002, the Company was known as Aetna Life Insurance and Annuity Company. From January 1, 2002, until August 31, 2014, the Company was known as ING Life Insurance and Annuity Company.

We are an indirect, wholly owned subsidiary of Voya Financial, Inc. (“Voya”), which until April 7, 2014, was known as ING U.S., Inc. In May 2013, the common stock of Voya began trading on the New York Stock Exchange under the symbol “VOYA.”

The Company serves as the depositor for the Separate Account.

Other than the mortality and expense risk charge and administrative expense charge described in the prospectus, all expenses incurred in the operations of the Separate Account are borne by the Company. However, the Company does receive compensation for certain administrative or distribution costs from the Funds or affiliates of the Funds used as funding options under the Contract. (See “CHARGES AND FEES” in the prospectus.)

The assets of the Separate Account are held by the Company. The Separate Account has no custodian. However, the Funds in whose shares the assets of the Separate Account are invested each have custodians, as discussed in their respective prospectuses.

From this point forward, the term “Contract(s)” refers only to those offered through the prospectus.

VARIABLE ANNUITY ACCOUNT B
(THE “SEPARATE ACCOUNT”)

Variable Annuity Account B is a Separate Account established by the Company for the purpose of funding variable annuity contracts issued by the Company. The Separate Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Payments to accounts under the Contract may be allocated to one or more of the Subaccounts. Each Subaccount invests in the shares of only one of the Funds offered under the Contracts. We may make additions to, deletions from or substitutions of available investment options as permitted by law and subject to the conditions of the Contract. The availability of the Funds is subject to applicable regulatory authorization. Not all Funds may be available in all jurisdictions, under all Contracts, or under all plans.

A complete description of each Fund, including its investment objective, policies, risks and fees and expenses, is contained in the Fund’s prospectus and SAI.

SERVICES

Experts

The statements of assets and liabilities of Variable Annuity Account B as of December 31, 2024, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, and the consolidated financial statements of the Company as of December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024, included in the SAI, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The primary business address of Ernst & Young LLP is The Frost Tower, Suite 1901, 111 West Houston Street, San Antonio, TX 78205.

PRINCIPAL UNDERWRITER

The Company’s subsidiary, Voya Financial Partners, LLC, serves as the principal underwriter for Contracts. Voya Financial Partners, LLC, a Delaware limited liability company, is registered as a broker-dealer with the SEC. Voya Financial Partners, LLC is also a member of the Financial Industry Regulatory Authority and the Securities Investor Protection Corporation. Voya Financial Partners, LLC’s principal office is located at One Orange Way, Windsor, CT 06095-4774. The Contracts were distributed through life insurance agents licensed to sell variable annuities who are registered representatives of Voya Financial Partners, LLC or of other registered broker-dealers who have entered into sales arrangements with Voya Financial Partners, LLC. The offering of the Contracts is continuous. A description of the manner in which contracts were purchased may be found in the prospectus under the section entitled “CONTRACT PURCHASE AND PARTICIPATION."

Compensation paid to the principal underwriter, Voya Financial Partners, LLC, for the years ending December 31, 2024, 2023 and 2022 amounted to $754,159.38, 796,128.54, and  987,925.96, respectively. These amounts reflect compensation paid to Voya Financial Partners, LLC attributable to regulatory and operating expenses associated with the distribution of all registered variable annuity products issued by Variable Annuity Account B of the Company.

ACCUMULATION UNIT VALUE

The calculation of the Accumulation Unit Value (“AUV”) is discussed in the prospectus and below.  The following illustrations show a calculation of a new AUV and the purchase of Units (using hypothetical examples). Note that the examples below do not reflect the fees and expenses for the Contract and are for illustration purposes only.  For AUV’s calculated for this Contract, please see the Condensed Financial Information in the prospectus.

ILLUSTRATION OF CALCULATION OF AUV
EXAMPLE 1.
1. AUV, beginning of period	$10.00
2. Value of securities, beginning of period	$10.00
3. Change in value of securities	$0.10
4. Gross investment return (3) divided by (2)	0.01
5. Less daily mortality and expense charge	0.00004280
6. Less asset based administrative charge	0.00000411
7. Net investment return (4) minus (5) minus (6)	0.009953092
8. Net investment factor (1.000000) plus (7)	1.009953092
9. AUV, end of period (1) multiplied by (8)	$10.09953092

ILLUSTRATION OF PURCHASE OF UNITS (ASSUMING NO STATE PREMIUM TAX)
EXAMPLE 2.
1. Initial premium payment	$1,000
2. AUV on effective date of purchase (see Example 1)	$10.00
3. Number of units purchased (1) divided by (2)	100
4. AUV for valuation date following purchase (see Example 1)	$10.09953092
5. Contract Value in account for valuation date following purchase
(3) multiplied by (4)	$1,009.95

FINANCIAL STATEMENTS

Included in this SAI are the financial statements of Variable Annuity Account B and Voya Retirement Insurance and Annuity Company, as follows:

•	Financial Statements of Variable Annuity Account B:
>	Report of Independent Registered Public Accounting Firm
>	Statements of Assets and Liabilities as of December 31, 2024
>	Statements of Operations for the year ended December 31, 2024
>	Statements of Changes in Net Assets for the years ended December 31, 2024 and 2023
>	Notes to Financial Statements

•	Consolidated Financial Statements of Voya Retirement Insurance and Annuity Company:
>	Report of Independent Registered Public Accounting Firm
>	Consolidated Balance Sheets as of December 31, 2024 and 20223
>	Consolidated Statements of Operations for the years ended December 31, 2024, 2023 and 2022Consolidated Statements of Comprehensive Income for the years ended December 31, 2024, 2023 and 2022
>	Consolidated Statements of Changes in Shareholder’s Equity for the years ended December 31, 2024, 2023 and 2022
>	Consolidated Statements of Cash Flows for the years ended December 31, 2024, 2023and 2022
>	Notes to Consolidated Financial Statements

PART C
OTHER INFORMATION

Item 27. Exhibits

(a)		Resolution establishing Variable Annuity Account B • Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-4 (File No. 033-75986), as filed on April 22, 1996.
(b)		Not applicable
(c)	(1)	Standard Form of Broker-Dealer Agreement • Incorporated by reference to Post-Effective Amendment No. 32 to Registration Statement on Form N-4 (File No. 033-81216), as filed on April 11, 2006.
	(2)
Underwriting Agreement dated November 17, 2006, between ING Life Insurance and Annuity Company and ING Financial Advisers, LLC • Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement on Form N-4 (File No. 033-75996), as filed on December 20, 2006.

(d)	(1)
Single Premium Deferred Individual Variable Annuity Contract with Minimum Guaranteed Withdrawal Benefit (ICC12-IL-IA-4030) (11/13/2013) • Incorporated herein by reference to Post-Effective Amendment No. 9 to a Registration Statement on Form N-4 (File No. 333-167182), as filed on April 23, 2014.

	(2)
Individual Retirement Annuity Endorsement (ICC12 IL-RA-4031) (02/2013) • Incorporated herein by reference to Post-Effective Amendment No. 8 to a Registration Statement on Form N-4 for ING Life Insurance and Annuity Company Variable Annuity Account B filed with the Securities and Exchange commission on July 1, 2013 (File Nos. 333-167182, 811-02512).

	(3)
Roth Individual Retirement Annuity Endorsement (ICC12 IL-RA-4032) (02/2013) • Incorporated herein by reference to Post-Effective Amendment No. 8 to a Registration Statement on Form N-4 for ING Life Insurance and Annuity Company Variable Annuity Account B filed with the Securities and Exchange commission on July 1, 2013 (File Nos. 333-167182, 811-02512).

	(4)
Endorsement E-IRASECURE-20 to Single Premium Deferred Individual Variable Annuity Contract (ICC12-IL-IA-4030) • Incorporated by reference to Post-Effective Amendment No. 18 to a Registration Statement on Form N-4 (File No. 333-167182), as filed on April 16, 2021.

	(5)	Endorsement E-IRASECURE-23 to Single Premium Deferred Individual Variable Annuity Contract ICC12 IL-IA-4030
(e)
Single Premium Deferred Individual Variable Annuity Application, (ICC12 155953) (12/10/2012) • Incorporated herein by reference to Post-Effective Amendment No. 8 to a Registration Statement on Form N-4 for ING Life Insurance and Annuity Company Variable Annuity Account B filed with the Securities and Exchange commission on July 1, 2013 (File Nos. 333-167182, 811-02512).

(f)	(1)
Restated Certificate of Incorporation (amended and restated as of October 1, 2007) of ING Life Insurance and Annuity Company • Incorporated by reference to ING Life Insurance and Annuity Company annual report on Form 10-K (File No. 033-23376), as filed on March 31, 2008.

	(2)
Amended and Restated By-Laws of ING Life Insurance and Annuity Company, effective October 1, 2007 • Incorporated by reference to the ING Life Insurance and Annuity Company annual report on Form 10-K (File No. 033-23376), as filed on March 31, 2008.

(g)		Not applicable
(h)	(1)
Fund Participation, Administrative and Shareholder Service Agreement made and entered into as of July 25, 2016, by and between Voya Retirement Insurance and Annuity Company, Voya Financial Partners, LLC and Voya Investments Distributor, LLC • Incorporated by reference to Post-Effective Amendment No. 56 to a Registration Statement on Form N-4 (File No. 033-81216), as filed on February 15, 2017.

	(2)
Rule 22c-2 Agreement dated no later than April 16, 2007 is effective October 16, 2007 between ING Funds Services, LLC, ING Life Insurance and Annuity Company, ING National Trust, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York, Security Life of Denver Insurance Company and Systematized Benefits Administrators Inc. • Incorporated by reference to Post-Effective Amendment No. 50 to Registration Statement on Form N-4 (File No. 033-75962), as filed on June 15, 2007.

(i)		Not applicable
(j)	(1)
Intercompany Agreement dated December 22, 2010 (effective January 1, 2010) between ING Investment Management LLC and ING Life Insurance and Annuity Company • Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-4 (File No. 333-167680), as filed on February 11, 2011.

	(2)
Amendment No. 1 made and entered into as of December 1, 2013, to the Intercompany Agreement dated as of December 22, 2010, by and among ING Investment Management LLC and ING Life Insurance and Annuity Company • Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-4 (File No. 333-167680), as filed on April 9, 2014.

	(3)
Amendment No. 2, effective as of September 30, 2014, to the Intercompany Agreement dated as of December 22, 2010 by and between ING Investment Management LLC (now known as Voya Investment Management LLC) and ING Life Insurance and Annuity Company (now known as “Voya Retirement Insurance and Annuity Company”) • Incorporated by reference to Post-Effective Amendment No. 63 to Registration Statement on Form N-4 (File No. 033-75962), as filed on December 16, 2014.

	(4)
Amendment No. 4, effective March 1, 2016, to the Intercompany Agreement dated as of December 22, 2010 (effective January 1, 2010) between ING Investment Management LLC (IIM) (now known as Voya Investment Management LLC or VIM) and ING Life Insurance and Annuity Company (ILIAC) (now known as Voya Retirement Insurance and Annuity Company or VRIAC) • Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement on Form N-4 (File No. 333-167182), as filed on June 24, 2016.

	(5)
Amendment No. 5, effective as of May 1, 2017, to the Intercompany Agreement between Voya Investment Management LLC and Voya Retirement Insurance and Annuity Company on September 28, 2017, • Incorporated by reference herein to the Initial Registration Statement on Form N-4 (File No. 333-220690), as filed on September 28, 2017.

	(6)
Amendment No. 6, effective as of July 1, 2017, to the Intercompany Agreement between Voya Investment Management LLC and Voya Retirement Insurance and Annuity Company on September 28, 2017, • Incorporated by reference herein to the Initial Registration Statement on Form N-4 (File No. 333-220690), as filed on September 28, 2017.

(k)	(1)	Opinion and Consent of Counsel
(l)	(1)	Consent of Independent Registered Public Accounting Firm
(m)		Not applicable
(n)		Not applicable
(o)		Not applicable
99.16		Powers of Attorney

Item 28.  Directors and Officers of the Depositor*  [Updated by Melissa O’Donnell]

Name and Principal Business Address	Positions and Offices with Depositor
Amelia J. Vaillancourt, One Orange Way, Windsor, CT 06095-4774	Director and President
Youssef A. Blal, 250 Marquette Avenue, Suite 900, Minneapolis, MN 55401	Director
Neha V. Jain, 230 Park Avenue, New York, NY 10169	Director
Michael R. Katz, 230 Park Avenue, New York, NY 10169	Director, Senior Vice President and Chief Financial Officer

Mona M. Zielke, 250 Marquette Avenue, Suite 900, Minneapolis, MN 55401	Director and Vice President
My Chi To, 230 Park Avenue, New York, NY 10169	Executive Vice President and Chief Legal Officer
Melissa A. O’Donnell, 250 Marquette Avenue, Suite 900, Minneapolis, MN 55401	Secretary
Marino Monti, Jr., One Orange Way, Windsor, CT 06095-4774	Chief Information Security Officer
Michelle P. Luk, 230 Park Avenue, New York, NY 10169	Senior Vice President and Treasurer
Tony D. Oh, 5780 Powers Ferry Road, N.W., Atlanta GA 30327-4390	Senior Vice President and Chief Accounting Officer
Kyle A. Puffer, One Orange Way, Windsor, CT 06095-4774	Senior Vice President and Appointed Actuary
Matthew Toms, 5780 Powers Ferry Road, N.W., Atlanta, GA 30327-4390	Senior Vice President
Brian J. Baranowski, One Orange Way , Windsor, CT 06095-4774	Vice President and Chief Compliance Officer

* These individuals may also be directors and/or officers of other affiliates of the Company.

Item 29. Persons Controlled by or Under Common Control with the Depositor or Registrant

Voya Financial, Inc.
HOLDING COMPANY SYSTEM
12-31-2024
Voya Financial, Inc. (1000)
Non-Insurer (Delaware) FEIN:  52-1222820 | NAIC Group Code:  4832

Benefitfocus, Inc. (5000)
Non-Insurer (Delaware) FEIN:  46-2346314

Benefitfocus.com, Inc. (5100)
Non-Insurer (South Carolina) FEIN:  57-1099948

BenefitStore, LLC (5120)
Non-Insurer (South Carolina) FEIN:  27-3519176

Tango Health, Inc. (5110)
Non-Insurer (Delaware) FEIN:  26-2060323

Pen-Cal Administrators, Inc. (4050)
Non-Insurer (California) FEIN:  94-2695108

Voya Services Company (4000)
Non-Insurer (Delaware) FEIN:  52-1317217

Voya Payroll Management, Inc. (4100)
Non-Insurer (Delaware) FEIN:  52-2197204

Security Life Assignment Corporation
Non-Insurer (Colorado) FEIN:  84-1437826

Voya Special Investments, Inc. (*a) (4550)
Non-Insurer (Delaware) FEIN:  85-1775946

Voya Global Services Private Limited (*b)
Non-Insurer (India)

VFI India Holdings LLC (5300)
Non-Insurer (Delaware) FEIN:  93-1766128

Voya Holdings Inc. (1050)
Non-Insurer (Connecticut) FEIN:  02-0488491

Voya Benefits Company, LLC (2050)
Non-Insurer (Delaware) FEIN:  83-0965809

Benefit Strategies, LLC (2060)
Non-Insurer (New Hampshire) FEIN:  26-0003294

Voya Financial Advisors, Inc. (2200)
Non-Insurer (Minnesota) FEIN:  41-0945505

VIM Holdings LLC (*c) (2261)
Non-Insurer (Delaware) FEIN:  88-3236443

Voya Investment Management LLC (2250 Class A / 2251 Class B)
Non-Insurer (Delaware) FEIN:  58-2361003

Voya Investment Management Co. LLC (3050 Class A / 3051 Class B)
Non-Insurer (Delaware) FEIN:  88-3236443

Voya Investment Trust Co. (3150)
Non-Insurer (Connecticut) FEIN:  06-1440627

Voya Investment Management Services (UK) Limited
Non-Insurer (United Kingdom) (3210)

Voya Investment Management (UK) Limited (3200 Class A / 3201 Class B)
Non-Insurer (United Kingdom)

Voya Investment Management Alternative Assets LLC (2550 Class A / 2551 Class B)
Non-Insurer (Delaware) FEIN:  13-4038444

Czech Asset Management, L.P. (2710)
Non-Insurer (Delaware) FEIN:  45-3236373

Voya Alternative Asset Management Ireland Limited (2700)
Non-Insurer (Ireland)

Voya Alternative Asset Management LLC (2600 Class A / 2601 Class B)
Non-Insurer (Delaware) FEIN:  13-38631702601

Voya Realty Group LLC (2650)
Non-Insurer (Delaware) FEIN:  13-4003969

VAAM (Cayman) Ltd. (2760)
Non-Insurer (Cayman Islands)

Voya Pomona Holdings LLC (3000)
Non-Insurer (Delaware) FEIN:  13-4152011

Pomona G.P. Holdings LLC (*d) (2750 Class A / 2751 Class B)
Non-Insurer (Delaware) FEIN:  13-4150600

Pomona Management LLC (2800 Class A / 2801 Class B)
Non-Insurer (Delaware) FEIN:  13-4149700

Voya Capital, LLC (2300)
Non-Insurer (Delaware) FEIN:  86-1020892

Voya Funds Services, LLC (2350)
Non-Insurer (Delaware) FEIN:  86-1020893

Voya Investments Distributor, LLC (2450)
Non-Insurer (Delaware) FEIN:  03-0485744

Voya Investments, LLC (2400)
Non-Insurer (Arizona) FEIN:  03-0402099

RiverRoch LLC (*e)
Non-Insurer (Delaware) FEIN:  84-3548142

Oconee Real Estate Holdings IV – ARB LLC (*f)
Non-Insurer (Delaware) FEIN:  93-3381941

Oconee Real Estate Holdings V – CASC LLC (*g)
Non-Insurer (Delaware) FEIN: 93-4060472

Oconee Real Estate Holdings VI – GREEN LLC (*h)
Non-Insurer (Delaware) FEIN: 93-4037989

Oconee Real Estate Holdings VII – CANOPY LLC (*i)
Non-Insurer (Delaware) FEIN: 99-0609295

Oconee Real Estate Holdings VIII – PORTRAIT LLC (*j)
Non-Insurer (Delaware) FEIN:  99-0574688

Oconee Real Estate Holdings IX – PHOENIX LLC (*k)
Non-Insurer (Delaware) FEIN: 99-1490642

Oconee Real Estate Holdings X – OASIS LLC (*l)
Non-Insurer (Delaware) FEIN:  99-2189275

Oconee Real Estate Holdings XI – MARKET CENTER LLC (*m)
Non-Insurer (Delaware) FEIN: 99-3439272

Oconee Real Estate Holdings XII – RIVERSIDE LLC (*n)
Non-Insurer (Delaware) FEIN: 99-3455416

VIM SLP Holdings Inc.
Non-Insurer (Delaware) FEIN: 33-2337236

VIM SLP Holdings LLC
Non-Insurer (Delaware) FEIN: 33-2315739

Voya Retirement Insurance and Annuity Company (1350)
Insurer (Connecticut) FEIN:  71-0294708 | NAIC 86509

Voya Financial Partners, LLC (1400)
Non-Insurer (Delaware) FEIN:  06-1375177

Voya Institutional Plan Services, LLC (1500)
Non-Insurer (Delaware) FEIN:  04-3516284

Voya Retirement Advisors, LLC (1550)
Non-Insurer (Delaware) FEIN:  22-1862786

Voya Institutional Trust Company (2100)
Non-Insurer (Connecticut) FEIN: 46-5416028

ReliaStar Life Insurance Company (1150)
Insurer (Minnesota) FEIN:  41-0451140 | NAIC:  67105

ReliaStar Life Insurance Company of New York (1250)
Insurer (New York) FEIN:  53-0242530 | NAIC:  61360

Voya Insurance Solutions, LLC (1650)
Non-Insurer (Connecticut) FEIN:  06-1465377

Voya Custom Investments LLC (3650)
Non-Insurer (Delaware) FEIN:  02-0488491

*a – Voya Special Investments, Inc. owned 0.2% by Voya Financial, Inc., 49.9% by Voya Retirement Insurance and Annuity Company and 49.9% by ReliaStar Life Insurance Company.
*b – Voya Global Services Private Limited is owned 99% by Voya Financial, Inc. and 1% by VFI India Holdings LLC.
*c – Voya Holdings Inc. holds a 76% economic stake, and a Non-Affiliate Member holds a 24% economic stake in VIM Holdings LLC’s class A shares and Voya Holdings Inc also holds a 100% economic stake in VIM Holdings LLC’s class B shares.
*d – Pomona G.P. Holdings LLC owned 50% by Voya Pomona Holdings LLC and 50% by Third Party Shareholders.
*e– RiverRoch LLC owned 53.7% by Voya Retirement Insurance and Annuity Company, owned 10.8% by ReliaStar Life Insurance Company and owned 35.5% by non-Affiliate members.
*f – Oconee Real Estate Holdings IV-ARB LLC owned 33% by Voya Retirement Insurance and Annuity Company, owned 16% by ReliaStar Life Insurance Company and owned 51% by non-Affiliate members.
*g – Oconee Real Estate Holdings V-CASC LLC owned 44.8% by Voya Retirement Insurance and Annuity Company and owned 55.2% by non-Affiliate members.
*h – Oconee Real Estate Holdings VI-GREEN LLC owned 38.5% by Voya Retirement Insurance and Annuity Company, owned 12.5% by ReliaStar Life Insurance Company and owned 49% by non-Affiliate members.
*i – Oconee Real Estate Holdings VII-CANOPY LLC owned 10.13% by Voya Retirement Insurance and Annuity Company and 89.87% by Non-Affiliate members.
*j – Oconee Real Estate Holdings VIII-PORTRAIT LLC owned 34.15% by Voya Retirement Insurance and Annuity Company, owned 16.63% by ReliaStar Life Insurance Company and owned 49.22% by non-Affiliate members.
*k – Oconee Real Estate Holdings IX – PHOENIX LLC owned 51% by Voya Retirement Insurance and Annuity Company and owned 49% by non-Affiliate members.
*l – Oconee Real Estate Holdings X – OASIS LLC owned 100% by Voya Commercial Mortgage Originator, LLC.
*m – Oconee Real Estate Holdings XI – MARKET CENTER LLC owned 100% by Voya Commercial Mortgage Originator, LLC.
*n– Oconee Real Estate Holdings XII – RIVERSIDE LLC owned 22.31% by Voya Retirement Insurance and Annuity Company, owned 3.08% by ReliaStar Life Insurance Company and owned 74.61% by non-Affiliate members.

Item 30. Indemnification

Section 33-779 of the Connecticut General Statutes (“CGS”) provides that a corporation may provide indemnification of or advance expenses to a director, officer, employee or agent only as permitted by Sections 33-770 to 33-778, inclusive, of the CGS. Reference is hereby made to Section 33-771(e) of the CGS regarding indemnification of directors and Section 33-776(d) of CGS regarding indemnification of officers, employees and agents of Connecticut corporations. These statutes provide in general that Connecticut corporations incorporated prior to January 1, 1997 shall, except to the extent that their certificate of incorporation expressly provides otherwise, indemnify their directors, officers, employees and agents against “liability” (defined as the obligation to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses incurred with respect to a proceeding) when (1) a determination is made pursuant to Section 33-775 that the party seeking indemnification has met the standard of conduct set forth in Section 33-771 or (2) a court has determined that indemnification is appropriate pursuant to Section 33-77d. Under Section 33-775, the determination of and the authorization for indemnification are made (a) by two or more disinterested directors, as defined in Section 33-770(2); (b) by special legal counsel; (c) by the shareholders; or (d) in the case of indemnification of an officer, agent or employee of the corporation, by the general counsel of the corporation or such other officer(s) as the board of directors may specify. Also, Section 33-772 with Section 33-776 provide that a corporation shall indemnify an individual who was wholly successful on the merits or otherwise against reasonable expenses incurred by him in connection with a proceeding to which he was a party because he is or was a director, officer, employee, or agent of the corporation. Pursuant to Section 33-771(d), in the case of a proceeding by or in the right of the corporation or with respect to conduct for which the director, officer, agent or employee was adjudged liable on the basis that he received a financial benefit to which he was not entitled, indemnification is limited to reasonable expenses incurred in connection with the proceeding against the corporation to which the individual was named a party.

A corporation may procure indemnification insurance on behalf of an individual who is or was a director of the corporation. Consistent with the laws of the State of Connecticut, Voya Financial, Inc. maintains Director and Officers Liability, Professional Liability (aka E&O) and Financial Institutions Bond (aka Fidelity), Employment Practices liability and Network Security (aka Cyber) insurance policies. The policies cover Voya Financial, Inc. and any company in which Voya Financial, Inc. has a controlling financial interest of 50% or more. The policies cover the funds and assets of the principal underwriter/depositor under the care, custody and control of Voya Financial, Inc. and/or its subsidiaries.

Item 31. Principal Underwriter

(a)
In addition to serving as the principal underwriter for the Registrant, Voya Financial Partners, LLC acts as the principal underwriter for Variable Life Account B of Voya Retirement Insurance and Annuity Company (VRIAC), Variable Annuity Account C of VRIAC, Variable Annuity Account I of VRIAC and Variable Annuity Account G of VRIAC (separate accounts of VRIAC registered as unit investment trusts under the 1940 Act). Voya Financial Partners, LLC is also the principal underwriter for (i) Separate Account N of ReliaStar Life Insurance Company (RLIC) (a separate account of RLIC registered as a unit investment trust under the 1940 Act), (ii) ReliaStar Select Variable Account of ReliaStar Life Insurance Company (a separate account of RLIC registered as a unit investment trust under the 1940 Act), (iii) MFS ReliaStar Variable Account (a separate account of RLIC registered as a unit investment trust under the 1940 Act), (iv) Northstar Variable Account (a separate account of RLIC registered as a unit investment trust under the 1940 Act), (v) ReliaStar Life Insurance Company of New York Variable Annuity Funds D, E, F, G, H and I (a management investment company registered under the 1940 Act), (vi) ReliaStar Life Insurance Company of New York Variable Annuity Funds M, P and Q (a management investment company registered under the1940 Act), and (viii) ReliaStar Life Insurance Company of New York Variable Annuity Funds M and P (a management investment company registered under the1940 Act).

(b)	The following are the directors and officers of the Principal Underwriter: [Updated by Melissa O’Donnell]

Name and Principal Business Address	Positions and Offices with Underwriter
William P. Elmslie, One Orange Way, Windsor, CT 06095-4774	Director and Managing Director

Jonathan F. Reilly, One Orange Way, Windsor, CT, 06095-4774	Director
Stephen J. Easton, One Orange Way, Windsor, CT 06095-4774	Chief Compliance Officer
Kristin H. Hultgren, One Orange Way, Windsor, CT 06095-4774	Chief Financial Officer
Frederick H. Bohn, One Orange Way, Windsor, CT 06095-4774	Assistant Chief Financial Officer
Michelle P. Luk, 230 Park Avenue, New York, NY 10169	Senior Vice President and Treasurer

Melissa A. O’Donnell, 250 Marquette Avenue, Suite 900, Minneapolis, MN 55401	Secretary
Marino Monti, Jr., One Orange Way, Windsor, CT 06095-4774	Chief Information Security Officer
M. Bishop Bastien, One Orange Way, Windsor, CT 06095-4774	Vice President
Philip A. Capodice, 5780 Powers Ferry Road, N.W., Atlanta, GA 30327-4390	Vice President and Assistant Treasurer
John (Teddy) T. Cordes, 5780 Powers Ferry Road, N.W., Atlanta, GA 30327-4390	Vice President and Assistant Treasurer

Gavin T. Gruenberg, One Orange Way, Windsor, CT 06095-4774	Vice President
Mark E. Jackowitz, 22 Century Hill Drive, Suite 101, Latham, NY 12110	Vice President
Andrew M. Kallenberg, 5780 Powers Ferry Road, N.W., Atlanta, GA 30327-4390	Vice President, Corporate Tax

David J. Linney, 2925 Richmond Avenue, Suite 1200, Houston, TX 77098	Vice President
Laurie A. Lombardo, One Orange Way, Windsor, CT 06095-4774	Vice President
Benjamin W. Moy, One Orange Way, Windsor, CT 06095-4774	Vice President

Scott W. Stevens, One Orange Way, Windsor, CT 06095-4774	Vice President

Tina M. Schultz, 250 Marquette Avenue, Suite 900, Minneapolis, MN 55401	Assistant Secretary
Devan P. Butler, 5780 Powers Ferry Road, N.W., Atlanta, GA 30327-4390	Tax Officer

Preston L. Porterfield, 5780 Powers Ferry Road, N.W., Atlanta, GA 30327-4390	Tax Officer

(c)	Compensation to Principal Underwriter during last fiscal year:

(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commissions	Compensation*
Voya Financial Partners, LLC				$754,159.38

* Reflects compensation paid to Voya Financial Partners, LLC attributable to regulatory and operating expenses associated with the distribution of all registered variable annuity products issued by Variable Annuity Account B of Voya Retirement Insurance and Annuity Company during 2024.

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules under it, on behalf of Registrant, is provided in our most recent report filed on Form N-CEN.

Item 33. Management Services

Not applicable

Item 34. Fee Representation

The Company hereby represents that with respect to plans established pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended, that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), it is relying on and complies with the terms of the SEC Staff’s No-Action Letter dated August 30, 2012, with respect to participant acknowledgement of and language concerning withdrawal restrictions applicable to such plans. See ING Life Insurance and Annuity Company; S.E.C. No-Action Letter, 2012 WL 3862169, August 30, 2012.

Except in relation to 403(b) plans subject to ERISA, the Company hereby represents that it is relying on and complies with the provisions of Paragraphs (1) through (4) of the SEC Staff’s No-Action Letter dated November 28, 1988, with respect to language concerning withdrawal restrictions applicable to plans established pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended. See American Council of Life Insurance; S.E.C. No-Action Letter, 1988 WL 1235221, November 28, 1988.

Voya Retirement Insurance and Annuity Company represents that the fees and charges deducted under the Contracts covered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Voya Retirement Insurance and Annuity Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Windsor, State of Connecticut, on the 30th day of April 2025.

VARIABLE ANNUITY ACCOUNT B OF VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
(Registrant)
Amelia J. Vaillancourt *
Amelia J. Vaillancourt President (Principal Executive Officer)
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
(Depositor)
Amelia J. Vaillancourt *
Amelia J. Vaillancourt President (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
Amelia J. Vaillancourt*	Director and President
Amelia J. Vaillancourt	(Principal Executive Officer)
Youssef A. Blal*	Director
Youssef A. Blal

Neha V. Jain*	Director
Neha V. Jain		April , 30 2025
Michael R. Katz*	Director and Chief Financial Officer
Michael R. Katz	(Principal Financial Officer)

Tony D. Oh*	Chief Accounting Officer
Tony D. Oh	(Principal Accounting Officer)

Mona M. Zielke*	Director
Mona M. Zielke

* Executed by Ian Macleod on behalf of those indicated pursuant to Powers of Attorney filed as an exhibit to this Registration Statement.

By:	/s/ Ian Macleod
Ian Macleod *Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.	Exhibit

27(d) 5	Endorsement E-IRASECURE-23 to Single Premium Deferred Individual Variable Annuity Contract ICC12 IL-IA-4030

27(k)	Opinion and Consent of Counsel

27(l)	Consent of Independent Registered Public Accounting Firm

99.16	Powers of Attorney